UNITED STATES	OMB APPROVAL
SECURITIES AND EXCHANGE COMMISSION	OMB Number: 3235-00595
Washington, D.C. 20549	Expires: February 28, 2006
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Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.         )

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Filed by a Party other than the Registrant ☐

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A.G. Edwards, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 23, 2005

The Annual Meeting of the Stockholders of A.G. Edwards, Inc. (the “Company”) will be held at the home office of the Company, One North Jefferson Avenue, St. Louis, Missouri 63103, on Thursday, June 23, 2005, at 10:00 a.m., local time, for the following purposes:

1.	To elect two directors for a term of three (3) years each;

2.	To consider and act on a proposal to approve an amendment to the Company’s 1988 Incentive Stock Plan to increase the number of shares of Common Stock available under the Plan;

3.	To consider and act on a proposal to approve an amendment to the Company’s 2002 Employee Stock Purchase Plan to increase the number of shares of Common Stock available under the Plan;

4.	To consider and act on a proposal to approve the Company’s Non-Employee Director Stock Compensation Plan, as amended.

5.	To ratify the appointment by the Audit Committee of the Board of Directors of the Company of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending February 28, 2006; and

6.	To transact such other business as may properly come before the annual meeting and any adjournments thereof.

Only stockholders of the Company of record as of the close of business on May 2, 2005 will be entitled to notice of, and to vote at, the annual meeting and any adjournments thereof.

Stockholders may vote their shares by using the telephone or the Internet by following the instructions on the accompanying proxy or may sign, date and return the accompanying proxy in the enclosed business reply envelope. If you later desire to revoke your proxy, you may do so at any time before the voting at the meeting.

DOUGLAS L. KELLY

Secretary

May 16, 2005

PROXY STATEMENT

GENERAL INFORMATION

The enclosed form of proxy is solicited by and on behalf of the Board of Directors of A.G. Edwards, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held on Thursday, June 23, 2005, at 10:00 a.m., local time (the “2005 Annual Meeting”), and at any adjournments thereof. The stockholder giving the proxy has the power to revoke it any time before it is exercised by notice in writing to the Secretary of the Company at the Company’s principal executive offices at One North Jefferson Avenue, St. Louis, Missouri 63103, by properly submitting to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person. If the proxy is voted in accordance with the instructions on the proxy, it will be voted as specified by the stockholder or, if no specification is made, it will be voted for Proposals 1, 2, 3, 4 and 5 described herein.

This Proxy Statement and accompanying proxy are first being mailed to the stockholders of the Company on or about May 16, 2005. The solicitation of proxies is being made primarily by the use of the mails. The cost of preparing and mailing this Proxy Statement and accompanying materials, and the cost of any supplementary solicitations, which may be made by mail, telephone, Internet or personally by officers and employees of the Company and its subsidiaries, will be borne by the Company.

Only stockholders of record at the close of business on May 2, 2005 are entitled to notice of, and to vote at, the 2005 Annual Meeting and any adjournments thereof. On May 2, 2005, the Company had outstanding 77,009,770 shares of common stock, par value $1 (“Common Stock”). Each outstanding share is entitled to one vote on each director position, and each other matter, to be voted on at the 2005 Annual Meeting. A majority of the outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the 2005 Annual Meeting. Votes cast by proxy or in person at the 2005 Annual Meeting will be tabulated by the inspectors of election appointed by the Board of Directors for the meeting.

Shares which are entitled to vote but which are not voted at the direction of the beneficial owner (“abstentions”) and shares represented by proxies or ballots which are marked “withhold authority” with respect to the election of any one or more nominees for election as directors will be counted for the purpose of determining whether there is a quorum for the transaction of business at the 2005 Annual Meeting. A “broker non-vote” occurs when a broker holding shares for a beneficial owner of Common Stock does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that particular proposal and has not received specific voting instructions from such beneficial owner. As with abstentions, broker non-votes will be counted for the purpose of determining whether a quorum exists at the 2005 Annual Meeting.

Abstentions may be specified on Proposal 2 to amend the 1988 Incentive Stock Plan; on Proposal 3 to amend the 2002 Employee Stock Purchase Plan; on Proposal 4 to adopt the Non-Employee Director Stock Compensation Plan; and on Proposal 5 to ratify the appointment of independent registered public accounting firm, but not on Proposal 1 to elect directors.

The affirmative vote of a plurality of the shares represented, in person or by proxy, at the 2005 Annual Meeting is required to elect directors. “Plurality” means that the nominees who receive the largest number of votes cast are elected as directors up to the maximum number of directors to be elected at the 2005 Annual Meeting. Consequently, any shares represented at the 2005 Annual Meeting but not voted for any reason have no impact on the election of directors.

The affirmative vote of a majority of the shares represented, in person or by proxy, at the 2005 Annual Meeting is required to approve Proposal 3 to amend the Company’s 2002 Employee Stock Purchase Plan, and Proposal 5 to ratify the appointment of the independent registered public accounting firm. The affirmative vote of a majority of the shares represented, in person or by proxy, at the 2005 Annual Meeting is required to approve Proposal 2 to amend the Company’s 1988 Incentive Stock Plan and on Proposal 4 to adopt the Company’s Non-Employee Director Stock Compensation Plan, provided that the number of votes cast constitutes more than fifty percent (50%) of the shares entitled to vote on such proposals (the “Minimum Votes Cast”). With respect to attaining the Minimum Votes Cast for Proposal 2 and Proposal 4, abstentions are counted, but broker non-votes are not. With respect to approving Proposals 2, 3, 4 and 5, broker non-votes, if applicable, will not be counted and will have no effect on these proposals except as described above in determining the Minimum Votes Cast for Proposals 2 and 4. Abstentions, however, are counted in determining whether the stockholders have approved these proposals and, thus, have the effect of a vote against these proposals.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Directors

The Company’s Certificate of Incorporation and Bylaws provide for a classified Board of Directors (the “Board”), with the Board divided into three classes whose terms expire at different times. The Company currently has seven directors. Two members are to be elected to the Board at the 2005 Annual Meeting, each to serve for a term of three years expiring in 2008. Upon their election, the Company will continue to have seven directors. Upon the recommendation of the Nominating and Corporate Governance Committee, the Board has made two nominations for directors. The nominees, Samuel C. Hutchinson Jr. and Ronald J. Kessler, are currently directors of the Company.

The persons named in the enclosed proxy intend to vote the proxies in favor of the election of the nominees listed below to serve as directors of the Company for terms expiring in 2008 or until the election and qualification of their successors, unless the stockholder indicates on the proxy that the vote should be withheld or contrary directions are indicated. If one or more nominees shall become unavailable for any reason, the Board of Directors, in its discretion, may, unless the Board of Directors provides by resolution for a lesser number of directors, designate one or more substitute nominees, in which case such proxies will be voted for such substituted nominees. The Board of Directors has no reason to doubt the availability of any of the nominees, and each has indicated a willingness to serve on the Board if elected. All of the directors currently serving on the Board have been elected by the stockholders.

Name and Age	Principal Occupation for the Past Five Years and Other Directorships	Year First Elected Director of the Company/Current Board Committee Membership

NOMINEES FOR DIRECTORS TO BE ELECTED IN 2005 FOR TERMS EXPIRING IN 2008

Samuel C. Hutchinson Jr., 62	President of Interface Construction Corp. since 1978.	1993 Member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee

Ronald J. Kessler, 57
Vice Chairman of the Board of the Company and A.G. Edwards & Sons, Inc. (the “Brokerage Company”) since March 2001; Executive Vice President of the Brokerage Company and Director of the Operations Division of the Brokerage Company since 1998. Employee of the Brokerage Company for 37 years. Director of the Brokerage Company since 1989.
2001 (1) Member of the Executive Committee

(1)	Previously served as a director from 1999 to 2000.

Name and Age	Principal Occupation for the Past Five Years and Other Directorships	Year First Elected Director of the Company/Current Board Committee Membership

DIRECTORS WITH TERMS EXPIRING IN 2007

Robert L. Bagby, 61
Chairman of the Board and Chief Executive Officer of the Company and the Brokerage Company since March 2001; Vice Chairman of the Board of the Company and of the Brokerage Company from 1996 to March 2001; Director of the Branch Division of the Brokerage Company from 1995 to March 2001. Employee of the Brokerage Company for 30 years. Director of the Brokerage Company since 1979.
1995 Member of the Executive Committee

Dr. E. Eugene Carter, 63	Trustee, Charlotte R. Boschan Trust. Former Professor of Finance and Associate Dean, University of Maryland at College Park. Director of the Brokerage Company from 1976 to 1983.	1983 Member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee

Peter B. Madoff, 59	Senior Managing Director of Bernard L. Madoff Investment Securities, LLC, formerly Bernard L. Madoff Investment Securities, Inc.	2001 Member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee

DIRECTORS WITH TERMS EXPIRING IN 2006

Vicki B. Escarra, 51
Executive Vice President and Chief Marketing Officer of Delta Air Lines, Inc. from May 2001 until October 2004; Executive Vice President — Customer Service of Delta Air Lines, Inc. from July 1998 to May 2001.
2003 Member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee

Mark S. Wrighton, 55	Chancellor of Washington University since 1995; Provost, Massachusetts Institute of Technology from 1990 to 1995. Director of Cabot Corporation and Helix Technology Corporation.	2000 Member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee

PROPOSAL 2: AMENDMENT TO THE COMPANY’S
1988 INCENTIVE STOCK PLAN

On February 23, 2005, the Board of Directors of the Company adopted an amendment to the Company’s 1988 Incentive Stock Plan, as previously amended (the “1988 Plan”), and directed that the amendment be submitted to the stockholders for their approval. The amendment provides for an increase in the number of shares of the Company’s Common Stock available under the 1988 Plan by 6,000,000 shares. The amendment will become effective upon the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the 2005 Annual Meeting, provided that the number of votes cast constitutes more than 50 percent of the shares entitled to vote on the proposal.

General

The purpose of the 1988 Plan is to motivate employees of the Company and its subsidiaries through incentives inherent in stock ownership by providing the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis. The purpose of the proposed amendment to the 1988 Plan is to increase the number of available shares to enable the Company to continue the 1988 Plan in future years. The 1988 Plan became effective in April 1988. The 1988 Plan was amended in June 1990 to provide for the award or purchase of an additional 2,300,000 shares of Common Stock, in June 1992 to provide for the award or purchase of an additional 6,250,000 shares of Common Stock, in June 1995 to provide for the award or purchase of an additional 9,000,000 shares and to extend the term of the 1988 Plan indefinitely, in June 1999 to provide for the award or purchase of an additional 15,000,000 shares and in June 2002 to remove the “Employee Stock Purchase Plan” provisions under the 1988 Plan upon the establishment of the Company’s 2002 Employee Stock Purchase Plan. After adjusting for stock splits and stock dividends, the maximum number of shares available currently under the 1988 Plan is 54,492,188 shares of Common Stock of which all except 3,971,851 shares have been issued or reserved for issuance since the inception of the plan in 1988. If Proposal 2 is approved, the maximum number of shares of Common Stock available under the 1988 Plan since its inception will be 60,492,188 with 9,971,851 shares of Common Stock available for future benefits.

In the event there is a lapse, expiration, termination, or cancellation of any benefit awarded under the 1988 Plan and the shares represented by such benefit either are not issued or are subsequently reacquired by the Company, such shares may be available again to be used in connection with the 1988 Plan without being charged against the limitation of the number of authorized shares under the 1988 Plan. The shares currently authorized under the 1988 Plan have been and, if this Proposal 2 is approved, the additional shares will be, registered under the Securities Act of 1933, as amended. The closing price of the Company’s Common Stock on May 2, 2005 on the New York Stock Exchange (the “NYSE”) was $39.41 per share.

An Administrator of the 1988 Plan (the “Administrator”) appointed by the Board of Directors of the Company has the exclusive authority to interpret and administer the 1988 Plan, establish appropriate rules relating to the 1988 Plan, delegate its authority and duties under the 1988 Plan and make all determinations in connection with the 1988 Plan and the benefits as it may consider necessary or appropriate. The Administrator, however, may not change the amount, price or timing of any benefits previously granted under the 1988 Plan, and only a disinterested administrator (within the meaning of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules thereunder) may make determinations relating to benefits by participants who are reporting persons within the meaning of the Exchange Act (“Reporting Persons”). The Compensation Committee of A.G. Edwards & Sons, Inc. (the “Brokerage Committee”) presently is serving as Administrator for all aspects of the 1988 Plan, except that the Executive Committee of the Board of Directors of the Brokerage Company presently is serving as Administrator of the 1988 Plan to make determinations relating to forfeitures of benefits by participants who are not Reporting Persons.

The 1988 Plan provides that the Administrator may determine the award of options to purchase shares of the Company’s Common Stock (“Options”) and restricted shares of Common Stock (“Restricted Shares”) for participants. In addition, a disinterested administrator may award other benefits (“Other Benefits”) in the form of Common Stock or the right to acquire Common Stock on such terms and conditions as the disinterested administrator shall determine in its sole discretion, including the award of Options and Restricted Shares.

The Administrator may make any type of awards of Other Benefits that can be made by a disinterested administrator. However, unless the 1988 Plan is amended as described below, such awards are made only to employees who are not Reporting Persons. The Board of Directors may amend the 1988 Plan, from time to time as provided or limited by the 1988 Plan, (i) to change any terms, conditions or formulae pursuant to which an award of Options or Restricted Shares (either increasing or decreasing the amount of such awards); provided, such changes comply with Rule 16b-3 under the Exchange Act (“Rule 16b-3”), and (ii) to provide terms, conditions and formula (complying with Rule 16b-3) pursuant to which any right to acquire Common Stock (including, without limitation, incentive stock options and stock appreciation rights) may be awarded, in addition to Options or Restricted Shares. If any such amendments are made, the awards of benefits authorized by the amendments may be administered by the Administrator.

Other Benefits which grant the right to purchase Common Stock, unless they are subject to a substantial risk of forfeiture for purposes of the Internal Revenue Code, require that the purchase price of such shares be at least 85% of the fair market value of the shares at the time such Other Benefits are awarded.

Options and Restricted Shares

For the 2005 fiscal year, 2,675 participants received awards of Options or Restricted Shares under the 1988 Plan. Awards of Options or Restricted Shares (as elected by a participant) are made to employees of the Company and its subsidiaries who are: (1) Reporting Persons and who are participants in the Company’s Corporate Executive Bonus Plan as of October 1, and as of the last day of the fiscal year of the Company for which benefits are awarded and (2) not Reporting Persons, as determined by the Administrator.

Awards of Options and Restricted Shares are made for each fiscal year of the Company during the term of the 1988 Plan as of the last day of each such fiscal year (an “Award Date”). The amount of the awards on a specific Award Date is determined as soon as administratively practical after the end of each such fiscal year (a “Determination Date”).

The Administrator of the 1988 Plan determines each fiscal year who will be eligible for awards under the 1988 Plan and whether the awards will be in Restricted Shares, Options or both or whether the participant may determine the form of award except for awards to the Chief Executive Officer and awards to certain designated senior executive officers whose awards are determined by the Compensation Committee or the Board of Directors, respectively, of the Company.

Stock Options.  Options are granted in the form of “Nonqualified Stock Options.” The number of shares of Common Stock subject to Options awarded to a participant for a specific fiscal year of the Company is determined by the Administrator for each fiscal year for which Options may be awarded except for awards to the Chief Executive Officer and awards to certain designated senior executive officers whose awards are determined by the Compensation Committee or the Board of Directors, respectively, of the Company.

Options entitle a participant to purchase shares of Common Stock at a price per share equal to the market value of the Common Stock on the applicable Determination Date. Options become exercisable three years after the applicable Award Date (a “Vesting Period”), and must be exercised no later than ten years after the applicable Award Date.

A participant will forfeit his or her unvested Options if his or her employment with the Company is terminated for any reason other than death or disability on or before the end of any applicable Vesting Period. If a participant’s employment is terminated before the end of any applicable Vesting Period because of death or disability, his or her unvested Options may be exercised by the participant (or the participant’s beneficiary, personal representative or distributee, as applicable) during a seven-year exercise period beginning as of the date of termination, but in no event later than the expiration of the applicable original exercise period. Shares subject to an unvested Option held by a senior participant (age 55 or older) are not forfeited merely because the senior participant’s employment is terminated, other than for aggravated cause. A senior participant will forfeit his or her unvested Options if the senior participant engages in competition with the Company.

Options are exercisable in any order and in whole or in part from time to time during the term of the Option after the exercise date. The Option price is payable in full upon exercise of an Option and may be paid in cash or, if permitted by the Administrator, by tendering shares of Common Stock of the Company already owned by the participant. Options granted under the Plan are nontransferable and nonassignable by a participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.

Restricted Shares.  Restricted Shares are shares of Common Stock that are subject to certain restrictions on their disposition and the right of the Company to reacquire such shares upon the occurrence of certain events. Restricted Shares are awarded to employees as determined by the Administrator except for awards to the Chief Executive Officer and awards to certain designated senior executive officers whose awards are determined by the Compensation Committee or the Board of Directors, respectively, of the Company.

Restricted Shares are subject to certain restrictions for three years from their applicable Award Date (a “Restricted Period”). During a Restricted Period, a participant has voting and dividend rights with respect to the Restricted Shares, but cannot sell, transfer (other than by will or by the laws of descent and distribution) or otherwise dispose of or encumber the shares.

A participant will forfeit any Restricted Shares if the participant’s employment with the Company is terminated for any reason other than death or disability within any Restricted Period. Any Restricted Shares held by a senior participant are not forfeited merely because the senior participant’s employment with the Company is terminated, other than for aggravated cause. A senior participant will forfeit any Restricted Shares if the senior participant engages in competition with the Company.

A participant who is 60 years of age or older (an “Over 60 Participant”) on any Award Date, and who receives Restricted Shares as all or part of the participant’s award, is not awarded Restricted Shares on that date. Instead, the Over 60 Participant is awarded “Phantom Stock Credits” which serve as the basis for an award of Restricted Shares two years after the Award Date (a “Deferred Award Date”), with each Phantom Stock Credit representing the right to receive one Restricted Share. The number of Phantom Stock Credits awarded to an Over 60 Participant is adjusted to reflect dividends on the Common Stock. If an Over 60 Participant’s employment is terminated for aggravated cause or if he or she competes with the Company before a Deferred Award Date or the end of a Restricted Period, the Over 60 Participant forfeits the right to an award of Restricted Shares based on Phantom Stock Credits and forfeits all Restricted Shares still subject to a Restricted Period at the time of the termination for aggravated cause or at the time competition with the Company commences, as applicable. On a Deferred Award Date, an Over 60 Participant is awarded that number of Restricted Shares equal to the number of Phantom Stock Credits awarded (as adjusted) for the applicable award year. Restricted Shares awarded as of any Deferred Award Date are subject to all of the previously described terms and restrictions applicable to Restricted Shares for nine months.

Other Awards.  The Administrator, or in the case of awards to reporting persons, a disinterested administrator consisting of the Board of Directors or a committee of two or more directors, each of whom is not an employee, may award Common Stock or rights to acquire Common Stock on terms other than those described above.

Change of Control

The awards of Options, Restricted Shares and Phantom Stock Credits contain provisions for the accelerated exercisability of Options and lapsing of the Restricted Period for Restricted Shares (including those issued based on Phantom Stock Credits) in the event of a merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer or other reorganization in which the Company does not survive as an independent entity.

Amendment or Termination

The Board of Directors may amend the 1988 Plan at any time, except that the Board may not, without the approval of the stockholders (within twelve months before or after such change), increase the maximum number of shares of Common Stock in the aggregate which may be issued under the 1988 Plan, except as provided by the 1988 Plan, or adopt any other amendment for which shareholder approval is required by federal income tax or securities laws. If required to qualify the 1988 Plan under Rule 16b-3 of the Exchange Act, no amendment to the 1988 Plan shall be made more than once every six months that would change the amount, price or timing of benefits, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act of 1974 (as amended), or the rules thereunder.

The Board of Directors may terminate or suspend the 1988 Plan at any time. The 1988 Plan continues indefinitely absent termination by the Board of Directors. No benefits may be awarded under the 1988 Plan after its termination.

Plan Benefits

Future benefits under the 1988 Plan, as amended under this Proposal 2, are not currently determinable. However, current benefits granted during fiscal year 2005 under the 1988 Plan to the “Named Executive Officers” (see section titled “Executive Compensation”), the other executive officers of the Company or the Brokerage Company and all other eligible employees would not have been increased if such benefits had been made under the 1988 Plan, as amended pursuant to this Proposal 2. The Summary Compensation table shows the benefits made in fiscal year 2005 which are the same as the benefits that would have been made if the 1988 plan, as amended herein, were in effect at that time.

Federal Tax Consequences

Nonqualified Stock Option.  A participant will not realize any income at the time a Nonqualified Stock Option is granted, nor will the Company be entitled to a deduction at that time. Upon exercise of a Nonqualified Stock Option, the participant will recognize ordinary income (whether the Nonqualified Stock Option price is paid in cash or by the surrender of previously owned Common Stock) in an amount equal to the difference between the option price and the fair market value of the shares to which the Nonqualified Stock Option pertains. The Company will be entitled to a tax deduction in an amount equal to the amount of ordinary income realized by the participant, subject to the limitation on deductions discussed below.

Restricted Shares.  A participant generally will recognize no income for federal income tax purposes at the time Restricted Shares are granted to a participant. An amount equal to the fair market value of the Restricted Shares at the time the restrictions lapse generally is includable in gross income of the participant for the year in which the restrictions lapse. Gain or loss realized upon disposition of Restricted Shares after the restrictions lapse will be taxed as long-term or short-term capital gain or loss depending on the participant’s holding period, which begins at the time just after the restrictions lapse, or just after the stock is transferred to the participant, whichever event results in inclusion of income. The basis to the participant generally is equal to the fair market value of the stock at the time the restrictions lapse.

In two special circumstances an award of Restricted Shares may result in taxable income to a participant for a year ending before the restrictions lapse. First, a participant may elect within 30 days of an award of Restricted Shares to include in gross income the fair market value of the Restricted Shares on the date of the award. If such an election is made and the participant subsequently forfeits the Restricted Shares, no loss will be recognized on account of the forfeiture of the Restricted Shares. Second, the value of Restricted Shares that are subject to restrictions which may result in forfeiture by a senior participant, such as if the senior participant engages in competition with the Company, may be includable in gross income before the end of the Restricted Period of such shares if, based on the particular facts and circumstances of each case, such conditions do not constitute a substantial risk or forfeiture. The fair market value of such Restricted Shares at the time such conditions no longer constitute a substantial risk of forfeiture is includable in the gross income of the participant for the year in which the event occurs.

The Company is entitled to a deduction at the time and in the amount income is included in the gross income of the participant subject to the limitation on deductions discussed below. Dividends received by the participant on stock prior to the lapse of the restrictions are taxed to the participant as compensation and are deductible by the Company. However, if the value of the Restricted Shares is includable in the gross income of the participant before the end of the Restricted Period, dividends on such shares after the taxable event will not be deductible by the Company. If a participant forfeits previously taxed Restricted Shares, the Company is required to include in income any deductions that it claimed with respect to such Restricted Shares.

Other Benefits.  In general, with respect to other benefits that may be awarded under the 1988 Plan, a participant will not be taxed on any property transferred to the participant if there is a substantial risk of forfeiture. The Company generally will be entitled to a deduction if the value of the property transferred to a participant becomes includable in the income of such participant.

Limitation on Deductions.  Section 162(m) of the Internal Revenue Code, as amended (“Section 162(m)”), limits to $1 million per year the federal income tax deduction available to a public company for compensation paid to its chief executive officer or any of its other four highest paid officers unless certain requirements are met. The 1988 Plan does not meet the requirements of Section 162(m) and it is possible that certain compensation paid under the 1988 Plan would not be deductible in the future. However, the Company currently believes that all amounts under the 1988 Plan will be deductible because the compensation of the officers will either not exceed the limit under Section 162(m) or the part of the compensation which does not meet the requirements of Section 162(m) will be paid under the Performance Plan for Executives. (See “Joint Report of the Compensation Committees of the Brokerage Company and the Company”.)

The Board of Directors recommends a vote “For” the approval of the amendment to the A.G. Edwards, Inc. 1988 Incentive Stock Plan.

PROPOSAL 3: AMEND THE COMPANY’S
2002 EMPLOYEE STOCK PURCHASE PLAN

On February 23, 2005, the Board of Directors adopted an amendment to the Company’s 2002 Employee Stock Purchase Plan (the “2002 Plan”) and directed that the amendment be submitted to the stockholders for their approval. The amendment provides for an increase in the number of shares of the Company’s Common Stock available under the 2002 Plan by 4,000,000 shares. The amendment will become effective upon the approval by the holders of at least a majority of the shares of Common Stock present in person or by proxy at the 2005 Annual Meeting.

General

The 2002 Plan is designed to qualify for statutory treatment under Internal Revenue Code Section 423, including requirements that all full time employees with at least two years of service be eligible. The purpose of the 2002 Plan is to motivate certain employees of the Company and its subsidiaries through incentives inherent in stock ownership by providing the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis. Participation in the 2002 Plan is not based upon the performance of the Company; employees elect to use a portion of their compensation to buy Common Stock under the plan. All employees meeting the criteria stated below will be eligible to participate in the 2002 Plan. The 2002 Plan currently provides for the purchase of a maximum of 5,625,000 shares of Common Stock (subject to adjustment for stock splits, stock dividends and changes in the capitalization of the Company), of which all except 1,515,483 shares have been issued since the inception of the 2002 Plan, together with the Common Stock purchase rights associated with such Common Stock. The maximum number of shares of Common Stock available under the 2002 Plan will be increased to 9,625,000 if the stockholders approve the amendment to the 2002 Plan under this Proposal 3. In the event there is a lapse, expiration, termination, or cancellation of any benefit awarded under the 2002 Plan and the shares represented by such benefit either are not issued or are subsequently reacquired by the Company, such shares may be again available to be used in connection with the 2002 Plan without being charged against the limitation of the number of authorized shares under the 2002 Plan. If Proposal 3 is approved, the offering of additional shares under the 2002 Plan pursuant to Proposal 3 will be registered under the Securities Act of 1933, as amended.

The administrator of the 2002 Plan (the “Plan Administrator”), which shall be a committee appointed by the Board of Directors of the Company and currently is the Brokerage Committee, has the authority to interpret and administer the 2002 Plan, establish appropriate rules relating to the 2002 Plan, make all determinations, and take all actions in connection with the 2002 Plan and the benefits thereunder as it may deem necessary or appropriate. The Plan Administrator, however, may not change the amount, price or timing of any benefits available under the 2002 Plan. The 2002 Plan establishes formulae for the grant of options (“Section 423 Options”) under the 2002 Plan for all participants. The Board of Directors may amend the 2002 Plan from time to time as provided or limited by the 2002 Plan to change any terms, conditions or formulae pursuant to which Section 423 Options may be granted, including increasing or decreasing the amount of such awards.

Employee Stock Purchase Plan

The 2002 Plan authorizes the award of Section 423 Options to employees of the Company and its subsidiaries. Offerings are made for each fiscal year of the Company during the term of the Plan as of the first business day of the twelve-month period beginning October 1 of each fiscal year, or such other period designated by the Plan Administrator. The total number of shares offered (“Offered Shares”) to all eligible participants in any specific offering will be determined by the Plan Administrator, but for each twelve month period no more than 1,875,000 shares will be offered (subject to adjustment for stock splits, stock dividends and changes in capitalization of the Company). Subject to an election to participate in the offering, the Company will grant Section 423 Options to each individual who is (i) employed by the Company or one of its subsidiary corporations, (ii) either a full-time employee or a part-time employee (temporary employees are not eligible), and (iii) employed by the Company or a subsidiary corporation on the first business day and on the date of grant of the applicable annual offering period. “Date of Grant” has the same meaning as set forth in Treasury Regulation 1.421-7(c). No Section 423 Option may be granted to an employee who, after the grant of the Section 423 Options, would own stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company. No employee may receive Section 423 Options to purchase more than $25,000 in Common Stock in each plan year with the fair market value determined at the date of each grant.

The price per share at which participants can purchase Common Stock pursuant to their Section 423 Options shall be 95% of the average high and low market price of the Common Stock on the last business day of each month. The closing price of the Company’s Common Stock on the NYSE on May 2, 2005 was $39.41.

To participate in any specific offering, an eligible employee must elect to contribute between 1% and 10% of the sum of the employee’s eligible compensation (based on salary, commission, overtime pay, finder’s fees, and any bonus) paid during a plan year and the amount of the eligible employee’s salary reductions pursuant to a 401(k) and certain other plans. Compensation does not include amounts attributable to other sources or any payments characterized as deferred compensation. Common Stock is purchased automatically for participants using their accumulated contributions to the maximum possible extent at the last business day of each month.

Change Of Control

Any outstanding Section 423 Options will become exercisable in the event of a merger, consolidation, acquisition, sale or transfer of assets, tender or exchange offer or other reorganization in which the Company does not survive as an independent entity.

Amendment or Termination

The Board of Directors may amend or modify the 2002 Plan at any time, except that the Board may not, without the approval of the stockholders (within twelve months before or after such change), increase the maximum number of shares of Common Stock in the aggregate which may be issued under the 2002 Plan, except as provided by the 2002 Plan, or adopt any other amendment for which shareholder approval is required by federal income tax or securities laws. The 2002 Plan will continue until terminated by the Board of Directors. The Board of Directors may terminate, withdraw or suspend the 2002 Plan at any time.

Plan Benefits

Future benefits under the 2002 Plan, as amended under this Proposal 3, are not currently determinable. However, current benefits granted during fiscal year 2005 under the 2002 Plan to the Named Executive Officers and the other executive officers and eligible employees of the Company would not have been increased if such benefits had been made under the 2002 Plan, as amended under this Proposal 3.

Federal Tax Consequences

If the participant acquires shares under the 2002 Plan, remains an employee at all times from the date of the granting of the option to the date of exercise, and retains the shares until the later of two years after the grant of the purchase right or one year after the transfer of these shares to the participant, the participant will recognize no income on exercise of the right. If the Section 423 Option price of a share acquired by a principal was less than 100% of the fair market value of the share at the time the Section 423 Option was granted, upon subsequent disposition of the shares, which meets the holding requirement, or in the event of the participant’s death, the lesser of (i) 5% of the fair market value of the shares on the date the right was granted, and (ii) the excess of the fair market value of the shares at the disposition or death over the purchase price will be recognized as ordinary income to the participant. The cost basis of the shares to the participant will be the purchase price plus any recognized ordinary income. If the participant does not comply with the foregoing holding requirements, in the year in which the participant disposes of the shares, the participant will recognize ordinary income equal to the fair market value of the shares on the date the right was exercised less the purchase price. The long term or short term gain or loss on the disposition of the shares is determined by subtracting the cost basis of the shares from the fair market value of the shares on the date the right was exercised. If the participant complies with the holding requirements, the Company receives no income tax deductions. If the participant does not so comply, the Company will receive in its taxable year in which the disposition occurs a deduction equal to the ordinary income recognized by the participant.

The Board of Directors recommends a vote “For” the approval of the amendment to the A.G. Edwards, Inc. 2002 Employee Stock Purchase Plan.

PROPOSAL 4: APPROVAL OF THE COMPANY’S NON-EMPLOYEE DIRECTOR
STOCK COMPENSATION PLAN

On February 23, 2005, the Board of Directors of the Company adopted amendments to the Company’s Non-Employee Director Stock Compensation Plan (the “Plan”) and directed that the Plan, as amended, be submitted to the stockholders for their approval. The Plan has not previously been submitted to stockholders for their approval. The Plan will be approved upon the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the 2005 Annual Meeting, provided that the number of votes cast constitutes more than 50 percent of the shares entitled to vote on the proposal.

General

The purpose of the Plan is to increase the ownership interest in the Company by any Director of the Company who is not currently an employee or officer of the Company or any of its subsidiaries (“Non-Employee Director”). The Plan was adopted on March 1, 2002 by the Board of Directors of the Company. The maximum number of shares available under the Plan is 30,000 shares of Common Stock of which all except 5,027 shares have been issued or reserved for issuance since the inception of the Plan in 2002. The remaining shares available under the Plan will be registered under the Securities Act of 1933, as amended.

The Plan provides that one-half of the estimated annual compensation for each Non-Employee Director, unless a Director owns shares of Common Stock that exceed 300 percent of the annual compensation to be paid to a Director and the Director elects not to receive Common Stock, shall be awarded in Common Stock, the value of which shall be determined as of the first business day of July during the fiscal year. One-half of the estimated annual compensation is one-half of the expected compensation to be paid to the Non-Employee Director for the fiscal year assuming the Non-Employee Director attends each regularly scheduled meeting of the Board of Directors of the Company, of each committee of which the Non-Employee Director is a member and of the Board of Directors of the Brokerage Company.

The Plan may be amended or terminated by the Board of Directors at any time. The Plan will remain in effect until the earlier of the termination of the Plan by the Board of Directors of the Company or no shares of Common Stock are available under the Plan.

Plan Benefits

The following table describes the benefits that are expected to be received by the Non-Employee Directors, as a group, under the Plan for fiscal year 2006:

Name and Position	Dollar Value ($)	Number of Shares
Non-Executive Director Group	$150,000	3,806	*

*	Based on the closing price of the Company’s Common Stock on the NYSE on May 2, 2005 of $39.41.

The Board of Directors recommends a vote “For” the approval of the A.G. Edwards, Inc. Non-Employee Director Stock Compensation Plan.

Equity Compensation Plans

The following table summarizes information about the equity compensation plans at February 28, 2005:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by stockholders (1):
1988 Incentive Stock Plan	4,764,000	$37.08	3,971,851
2002 Employee Stock Purchase Plan	None		4,020,908 (*)
Equity compensation plans not approved by stockholders:
Non-Employee Director Stock Compensation Plan (2)	None	N/A	5,027
Total	4,764,000		7,997,786

(*)	Includes 1,515,445 shares of Common Stock authorized to be purchased October 1, 2005 under the 2002 Employee Stock Purchase Plan.

(1)	The Company’s 1988 Incentive Stock Plan and the 2002 Employee Stock Purchase Plan were approved by stockholders.

(2)	The Company has one plan that was not approved by its stockholders, the Non-Employee Director Stock Compensation Plan. This plan provides that one-half of the estimated annual compensation, as defined under the plan, for each Non-Employee Director of the Company shall be awarded in Common Stock with the value of the stock based on the market price on July 1 of the fiscal year in which the compensation is earned. The plan is being submitted for approval by stockholders at the 2005 Annual Meeting under Proposal 4 described above.

PROPOSAL 5: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Deloitte & Touche LLP, Certified Public Accountants, as independent registered public accounting firm of the Company for the fiscal year ending February 28, 2006.

Deloitte & Touche LLP, or its predecessor firms, has served as the independent registered public accounting firm of the Company since its incorporation in 1983 and of the Brokerage Company for more than fifty years. A representative of Deloitte & Touche LLP will be present at the 2005 Annual Meeting, will have the opportunity to make a statement and will be available to respond to appropriate questions.

Although this appointment is not required to be submitted to a vote of stockholders, the Board of Directors believes it is appropriate as a matter of good corporate practice to request that the stockholders ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending February 28, 2006. If the stockholders do not ratify such appointment, the Audit Committee will investigate the reasons for stockholder rejection and will reconsider the appointment.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Board of Directors; Executive Committee; Executive Sessions

The business of the Company is under the general management of the Board of Directors of the Company (the “Board”) as provided by the laws of Delaware, the state of incorporation. The Board currently consists of seven members. The Board generally meets at least quarterly and held five meetings during the 2005 fiscal year. Between Board meetings, Board responsibilities are delegated to the Executive Committee, comprised of two management Board members. The Executive Committee met five times during the 2005 fiscal year.

The non-management directors, which include “independent” (determined as described below under “Independent Directors”) directors and directors who are not Company officers but who are not “independent” (currently the Company has no such directors), regularly meet in executive sessions without management or any management director present, in order to promote discussions without influence by the presence of management. For each fiscal year, the non-management directors elect a director to preside (“Presiding Director”) at such executive sessions. If for any reason a Presiding Director is not elected to serve at such an executive session, the directors attending such meeting will elect by majority vote one of the attendees to serve as the Presiding Director at such meeting. For fiscal year 2005, Dr. E. Eugene Carter served as the Presiding Director and will continue to serve as the Presiding Director for the fiscal year 2006.

A stockholder of the Company may communicate with the Presiding Director of the executive sessions or any other independent director or management director by sending an e-mail to shareholderrelations@agedwards.com or by sending written correspondence to: A.G. Edwards, Inc., Presiding Director/Board of Directors, c/o Corporate Secretary, One North Jefferson Avenue, St. Louis, MO 63103. All such communications will be made available promptly to the Presiding Director or any other independent or management director, as appropriate.

Independent Directors

Pursuant to the NYSE listing standards, the Board has adopted categorical standards to assist it in making its determinations of director independence. In accordance with these standards and based on all relevant facts and circumstances, a director must be determined by the Board to have no material relationship with the Company, either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company. These standards specify the criteria by which the independence of the Company’s directors will be determined, including standards for directors and their immediate family members with respect to past employment or affiliation with the Company or its independent registered public accounting firm. The full text of these standards is attached as Exhibit A to this Proxy Statement.

The Board has determined that the following five directors are independent under these standards: Dr. E. Eugene Carter, Vicki B. Escarra, Samuel C. Hutchinson Jr., Peter B. Madoff and Mark S. Wrighton (collectively, the “Independent Directors”). Thus, the Independent Directors represent a majority of directors serving on the Board.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of the Board consists of the five Independent Directors. The Nominating and Corporate Governance Committee met twice during the 2005 fiscal year to, among other actions, make the nominations of the directors described in this Proxy Statement and enclosed proxy. Stockholders also may make nominations for directors. Stockholders wishing to propose nominees for consideration at the 2005 Annual Meeting must comply with the procedures set forth in a provision of the Company’s Bylaws dealing with nominations. For a discussion of stockholder nominating procedures, see “Stockholder Proposals.”

The Nominating and Corporate Governance Committee is responsible, among other things, for identifying individuals qualified to become members of the Board, consistent with the Board’s criteria and corporate governance guidelines, and recommending to the Board the proposed nominees for directors for the next Annual Meeting of Stockholders. In selecting qualified nominees for directors, the Nominating and Corporate Governance Committee has established criteria upon which to make such selections. These criteria include an individual’s character, acumen, judgment, diversity of experience, and ability to contribute to the Company’s overall goals, to serve the best interests of the Company’s clients and demonstrate responsibility to the Company’s stockholders. Within these criteria, the Nominating and Corporate Governance Committee will identify individuals qualified to become directors on the Board and will conduct appropriate inquiries into the backgrounds and qualifications of possible nominees. The Nominating and Corporate Governance Committee will also use these criteria in evaluating nominees recommended by any of the Company’s stockholders.

A copy of the Nominating and Corporate Governance Committee Charter is available on the Company’s Website at www.agedwards.com and may be accessed by entering onto the Company’s Website and clicking on the following links on each successive screen: “About A.G. Edwards” link and then the “Corporate Governance” link.

Compensation Committee

The Board has a Compensation Committee comprised of the five Independent Directors. The Compensation Committee held four meetings during the 2005 fiscal year. The Compensation Committee was responsible for establishing the compensation of Robert L. Bagby, and the award under the Performance Plan for Executives for the four other highest compensated executives of the Company for the 2005 fiscal year. In addition, the Compensation Committee recommended to the Board of Directors the discretionary bonuses to be awarded to certain senior executives for the 2005 fiscal year. The Compensation Committee of A.G. Edwards & Sons, Inc., a wholly-owned subsidiary of the Company (the “Brokerage Company”), determined the compensation of all employees for the 2005 fiscal year, including officers of the Company, with the exception of Robert L. Bagby, the award under the Performance Plan for Executives for the four other highest compensated executive officers of the Company, and discretionary bonuses to certain senior executives, and except for the compensation of research analysts which was determined by the Research Compensation Committee of the Brokerage Company. (See also “Joint Report of the Compensation Committees of the Brokerage Company and the Company.”)

For the fiscal year ending February 28, 2006 (the “2006 fiscal year”), the Compensation Committee will be responsible for establishing the compensation of Robert L. Bagby and for recommending to the Board of Directors the compensation of officers designated as “senior executives” by the Board of Directors. For the 2006 fiscal year, the Board of Directors has designated the seven officers who directly report to Mr. Bagby as senior executives.

A copy of the Compensation Committee Charter is available on the Company’s Website at www.agedwards.com and may be accessed by entering onto the Company’s Website and clicking on the following links on each successive screen: “About A.G. Edwards” link and then the “Corporate Governance” link.

Audit Committee

The Audit Committee of the Board consists of the five Independent Directors and held four meetings during the 2005 fiscal year. During fiscal year 2005 and in accordance with its written charter as adopted by the Board, the Audit Committee performed the following principal functions: (i) reviewed quarterly and year-end financial statements with the independent registered public accounting firm, internal auditors and management; (ii) reviewed the scope of the external and internal audits and reports with the independent registered public accounting firm and internal auditors and management; (iii) reviewed the independent registered public accounting firm’s management letter and management’s response thereto; (iv) recommended the selection of the Company’s independent registered public accounting firm for the fiscal year 2005; (v) reviewed the quality and depth of the Company’s internal audit, accounting and financial staffs; and (vi) reviewed and approved the rendering of audit and non-audit services by the independent registered public accounting firm. (See also “Report of the Audit Committee.”)

The Board has determined that each of the members of the Audit Committee is independent, as defined under the rules of the NYSE, including as required by such rules, the special standards established by the Securities and Exchange Commission (the “SEC”) for members of audit committees. The Board also determined that Dr. E. Eugene Carter is an independent director who is an “audit committee financial expert,” as defined in the SEC rules. This designation is a disclosure requirement of the SEC related to Dr. Carter’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on Dr. Carter any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert by the Board pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or Board.

A copy of the Audit Committee Charter is available on the Company’s Website at www.agedwards.com and may be accessed by entering onto the Company’s Website and clicking on the following links on each successive screen: “About A.G. Edwards” link and then the “Corporate Governance” link.

Meeting Attendance

During the 2005 fiscal year, all directors attended at least 75 percent of all meetings of the Board and the committees of the Board on which each served except Vicki B. Escarra who attended 74 percent of such meetings. The Company does not require Director attendance at its annual meeting of stockholders, however, all directors attended the 2004 Annual Meeting of Stockholders.

Corporate Governance Guidelines and Code of Ethical Conduct

The Company’s Code of Ethical Conduct (“Code”) and Corporate Governance Guidelines (“Guidelines”) set forth the fundamental principles and key policies and procedures that govern the conduct of all of the Company’s directors, officers and employees. Additionally, the Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Controller, Director of Regulatory Accounting and Director of Tax (“Senior Financial Officers”) are required to conduct their personal and professional affairs in a manner that is consistent with the ethical and professional standards set forth in the Company’s Financial Code of Ethical Conduct (“Financial Code”) adopted in 2004. The Code, Financial Code and Guidelines may be found on the A.G. Edwards Website at www.agedwards.com. In addition, a printed copy of these documents, as well as the Company’s Audit Committee Charter, the Compensation Committee Charter and the Nominating and Corporate Governance Committee Charter, may be obtained upon written request to Investor Relations, A.G. Edwards, Inc., One North Jefferson, St. Louis, MO 63103. The Company will post on its Website any amendments to the Code, Financial Code and/or Guidelines and any waivers that are required to be disclosed by the rules of the SEC or NYSE.

DIRECTOR COMPENSATION

Directors, except those who are officers or employees of the Company or its subsidiaries, received for fiscal 2005, an annual retainer of $40,000 and a fee of $1,000 for each Board meeting and committee meeting of the Company’s Board of Directors and for each Board meeting and committee meeting of the Brokerage Company’s Board of Directors attended, except that the Chair of the Audit Committee received $2,500 for each Audit Committee meeting chaired. Under the Company’s Non-Employee Director Stock Compensation Plan, approximately one half of this annual compensation was awarded in the form of Common Stock of the Company with the value of the Common Stock based on the market price on July 1 of the fiscal year (see Proposal 4 for a description of the Company’s Non-Employee Director Stock Compensation Plan).

For fiscal year 2006, Directors, except those who are officers or employees of the Company or its subsidiaries, will receive an annual retainer of $60,000 and a fee of $1,000 for each Board meeting and committee meeting of the Company’s Board of Directors and for each Board meeting and committee meeting of the Brokerage Company’s Board of Directors attended. The Chair of the Audit Committee will receive an additional $15,500 annually and the Chair of the Compensation Committee and the Chair of the Nominating and Corporate Governance Committee each will receive an additional $10,000 annually. Under the Company’s Non-Employee Director Stock Compensation Plan, approximately one half of this annual compensation will be awarded in the form of Common Stock of the Company with the value of the Common Stock based on the market price on July 1 of the fiscal year. (See Proposal 4 for a description of the Company’s Non-Employee Director Compensation Plan.) Non-employee directors do not participate in any of the Company’s other employee benefit plans.

OWNERSHIP OF THE COMPANY’S COMMON STOCK

Ownership by Directors and Executive Officers

The following table sets forth the beneficial ownership of the Company’s Common Stock as of May 1, 2005, by (i) each director and nominee, (ii) each executive officer named in the Summary Compensation Table, and (iii) all directors and executive officers of the Company as a group. Except as otherwise noted, each person has sole voting and investment power over his or her shares.

Name	Number of Shares		Percentage of Class
Robert L. Bagby	98,357	(1)(4)	(3)
Dr. E. Eugene Carter	301,110		(3)
Vicki B. Escarra	2,104		(3)
Alfred E. Goldman	43,020	(1)	(3)
Samuel C. Hutchinson Jr.	4,838		(3)
Douglas L. Kelly	49,761	(1)	(3)
Ronald J. Kessler	127,221	(1)(5)	(3)
Peter B. Madoff	3,603		(3)
Peter M. Miller	23,789	(1)(2)	(3)
Mark S. Wrighton	4,093		(3)
All Directors and Executive Officers as a Group (19 persons)	967,190	(1)(2)	1.3%

(1)	Includes restricted stock issued pursuant to the Company’s 1988 Incentive Stock Plan (the “1988 Plan”) as to which each recipient has sole voting power and no current investment power, as follows: Mr. Bagby, 6,149 shares; Mr. Goldman, 3,798 shares; Mr. Kelly, 11,345 shares; Mr. Kessler, 10,920 shares; Mr. Miller 6,967 shares; and other executive officers as a group, 55,462 shares.

(2)	Includes stock options issued pursuant to the 1988 Plan that are exercisable currently or within 60 days of May 1, 2005 as to which each person has no current voting power and sole investment power, as follows: Mr. Miller, 12,308 shares; and other executive officers as a group, 1,875 shares.

(3)	Percentages of less than 1% have been omitted.

(4)	Mr. Bagby has shared voting and investment power over 91,966 shares, including 174 shares owned by his wife and 91,792 shares held jointly with his wife.

(5)	Mr. Kessler has shared voting and investment power over 20,192 shares held by him as co-trustee of a trust.

Ownership by Certain Other Persons

To the knowledge of the Company, no person is the beneficial owner of more than five percent of the Common Stock of the Company.

EXECUTIVE COMPENSATION

The table below sets forth for each of the Company’s last three fiscal years the compensation of the Company’s Chief Executive Officer and its other four most highly compensated executive officers serving at the end of the 2005 fiscal year (the “Named Executive Officers”).

		Annual Compensation		Long-Term Compensation Awards
Name and Principal Position at End of Fiscal Year	Fiscal Year	Salary	Bonus	Restricted Stock Awards (1)(2)(3)(4)	Number of Securities Underlying Options (2)	All Other Compensa- tion (5)
Robert L. Bagby Chairman of the Board and Chief Executive Officer of the Company; Chairman of the Board and Chief Executive Officer of the Brokerage Company	2005 2004 2003	$494,000 456,000 456,263	$1,084,737 871,003 633,358	$308,840 211,752 163,994	0 0 0	$132,600 100,744 96,432

Alfred E. Goldman Corporate Vice President and Director of Market Analysis of the Brokerage Company	2005 2004 2003	$220,254 209,478 209,263	$566,478 521,508 379,514	$118,165 126,761 98,252	0 0 0	$70,534 53,164 50,889

Douglas L. Kelly
Vice President, Treasurer, Chief Financial Officer and Secretary of the Company; Executive Vice President, Treasurer, Chief Financial Officer, Director of Law and Compliance, and Director of Administration of the Brokerage Company
	2005 2004 2003	$223,385 206,188 206,341	$651,865 545,044 396,647	$173,776 132,498 102,680	0 0 0	$73,212 54,506 50,371

Ronald J. Kessler Vice Chairman of the Board of the Company; Vice Chairman of the Board, Executive Vice President and Director of Operations of the Brokerage Company	2005 2004 2003	$202,064 186,226 186,263	$622,733 519,967 382,711	$168,129 126,416 99,079	0 0 0	$68,580 51,283 49,334

Peter M. Miller Executive Vice President and Director of Sales and Marketing of the Brokerage Company	2005 2004 2003	$202,172 186,248 224,394	$607,733 522,588 359,881	$153,515 63,495 46,566	0 4,152 4,367	$60,842 49,114 42,573

(1)	Amounts shown include both Restricted Share and “Phantom Stock Credit” awards issued under the 1988 Plan, which are valued based on the market value, as defined under the plan, of Common Stock on the Consolidated Transaction Reporting System on the determination date of such awards. The awards are made as of the end of the fiscal year for which they are awarded for service during that fiscal year. Restricted Shares can be awarded to participants in the 1988 Plan who are under age 60. The restrictions on Restricted Shares lapse three years after their award date. Participants who are 60 years of age or older (“Over 60 Participants”) do not receive Restricted Shares. Instead, they are awarded “Phantom Stock Credits” which serve as the basis for an award of Restricted Shares two years after their award date (“Deferred Award Date”), with each Phantom Stock Credit representing the right to receive one Restricted Share. The number of Phantom Stock Credits awarded to an Over 60 Participant is adjusted to reflect dividends on the Common Stock. Restricted Shares awarded as of any Deferred Award Date are subject to all of the terms and restrictions applicable to other Restricted Shares, except the restrictions last for only nine months.

(2)	The awards of Restricted Shares, Phantom Stock Credits and Options contain provisions for the accelerated lapsing of the restrictions for Restricted Shares (including those issued based on Phantom Stock Credits) and the accelerated exercisability of Options in the event of a merger, consolidation, acquisition, sale or transfer of assets, tender, or exchange offer or other reorganization in which the Company does not survive as an independent, publicly-owned company.

(3)	The aggregate number and value of Restricted Shares and Phantom Stock Credits held by the persons named in the table as of February 28, 2005, are as follows: Mr. Bagby, 6,149 shares and 12,791 credits — $815,935; Mr. Goldman, 3,798 shares and 6,110 credits — $426,837; Mr. Kelly, 11,345 shares and -0- credits — $488,743; Mr. Kessler, 10,920 shares and -0- credits — $470,434; and Mr. Miller, 6,967 shares and -0- credits — $300,138.

(4)	Dividends are paid on unvested Restricted Shares and adjustments are made to Phantom Stock Credits for dividends as discussed in Note 1 to this table above; such dividends and adjustments are equal in amount to the dividends paid on shares of Common Stock.

(5)	Amounts shown consist of the following: (i) amounts set aside under the Company’s Retirement and Profit Sharing Plan for the 2003, 2004 and 2005 fiscal years, respectively — Mr. Bagby, $12,965, $13,975 and $14,583; Mr. Goldman, $12,965 and $13,975 and $14,583; Mr. Kelly, $12,965, $13,975 and $14,583; Mr. Kessler, $12,965, $13,975 and $14,583; and Mr. Miller, $12,965, $13,975 and $14,583, and (ii) amounts credited to accounts under the Company’s Excess Profit Sharing Deferred Compensation Plan for the 2003, 2004 and 2005 fiscal years, respectively — Mr. Bagby, $83,467, $86,769 and $118,017; Mr. Goldman, $37,924, $39,189 and $55,951; Mr. Kelly, $37,406, $40,531 and $58,629; Mr. Kessler, $36,369, $37,308 and $53,997 and Mr. Miller, $29,608, $35,139 and $46,259.

The following table sets forth certain information regarding the exercise of options to purchase Company Common Stock during the Company’s 2005 fiscal year by the Named Executive Officers and the unexercised options to purchase Company Common Stock held by such persons on February 28, 2005.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-the-Money Options at Fiscal Year-End (1)
Name	Number of Shares Acquired on Exercise	Value Realized	Exercisable (shares)	Unexercisable (shares)	Exercisable	Unexercisable
Robert L. Bagby	—	$0	—	—	$0	$0
Alfred E. Goldman	—	0	—	—	0	0
Douglas L. Kelly	—	0	—	—	0	0
Ronald J. Kessler	—	0	—	—	0	0
Peter M. Miller	4,392	56,363	12,308	8,519	52,985	91,506

(1)	Options become exercisable three years after they are awarded. Fiscal year 2002 and previous awards must be exercised no later than eight years after they are awarded, and fiscal year 2003 and subsequent awards must be exercised no later than 10 years after they are awarded.

Compensation Committee Interlocks and Insider Participation

All of the members of the Compensation Committee of the Brokerage Company (as named on page 21), and of the Research Compensation Committee, are officers of the Company or one of its subsidiaries. Messrs. Bagby and Kessler are directors and officers of the Company and are officers or directors of the Brokerage Company and certain other subsidiaries.

JOINT REPORT OF THE COMPENSATION COMMITTEES
OF THE BROKERAGE COMPANY AND THE COMPANY

The Compensation Committee of the Brokerage Company (the “Brokerage Committee”) determined the compensation for the fiscal year ended February 28, 2005 (the “2005 fiscal year”) of all officers of the Company with the exception of the compensation of officers in the Research Department of the Brokerage Company, the compensation of Robert L. Bagby, the award under the Performance Plan for Executives for the four other highest compensated executive officers and the discretionary awards to certain senior executives designated by the Board of Directors. The Research Compensation Committee of the Brokerage Company determined the compensation for officers in the Research Department. The Compensation Committee of the Company (the “Company Committee”), comprised of the five Independent Directors, determined the compensation of Robert L. Bagby, the award under the Performance Plan for Executives for the four other highest compensated executive officers and recommend to the Board of Directors the discretionary awards to certain senior executives designated by the Board of Directors.

It is the policy of the Company to have a substantial portion of each officer’s annual compensation directly related to the performance of the Company. The policy is applied consistently to all the Named Executive Officers, including Mr. Bagby.

For the 2005 fiscal year, the annual compensation of the Named Executive Officers had seven components, each of which is discussed below. The Company seeks to structure compensation for its executive officers so that all of the compensation is deductible by the Company for federal income tax purposes, including meeting the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), for deductibility of compensation in excess of a certain amount. However, if the Company is not able to structure compensation for its executive officers so that all such compensation is deductible, the Board of Directors of the Company, the Company Committee or the Brokerage Committee, as appropriate, will make a determination in its business judgment as to the appropriate compensation for such executives considering the benefits and the costs to the Company, including consideration of the additional costs arising from the inability to deduct part or all of the compensation.

Base Salary.  A base salary was set prior to the beginning of the 2005 fiscal year by the Brokerage Committee for each Named Executive Officer other than Mr. Bagby and by the Company Committee for Mr. Bagby. Base salaries are intended to be relatively moderate, but competitive, for the Company’s industry. The Base Salary for Mr. Bagby was $485,000 for the 2005 fiscal year, an increase from $450,000 for the prior fiscal year.

Corporate Executive Bonus Plan.  The Corporate Executive Bonus Plan is designed to provide certain officers and key employees of the Company and its subsidiaries with direct participation in the profitability of the Company. Unless the Company has a specified minimum of pre-tax earnings ($2,500,000 in the 2005 fiscal year), no payment is made under the plan. Awards under the plan are based on a prescribed formula. The formula for bonus accrual (the “bonus pool”) is determined prior to the beginning of each fiscal year by the Board of Directors of the Company and is based on (i) the Company’s consolidated earnings before provision for income taxes, certain employee bonuses and discretionary Profit Sharing Plan contributions, (ii) certain branch office profits, and (iii) the net revenues of certain departments. The Board of Directors of the Company has discretion to increase or decrease the amount subject to the plan.

Eligible officers were assigned “shares” in the bonus pool prior to the beginning of the 2005 fiscal year. Such shares were assigned based on the eligible officer’s position and responsibility with the Company and individual performance. Eligible officers, other than Mr. Bagby, were assigned shares for the 2005 fiscal year by the Brokerage Committee. The Company Committee assigned 300 shares to Mr. Bagby for the 2005 fiscal year, the same number of shares he had for the prior fiscal year (at the beginning of the 2005 fiscal year, the shares were split 3-for-1). No officer during or prior to the 2005 fiscal year had ever received more than 300 shares. During the 2005 fiscal year, three officers, including Mr. Bagby and two other Named Executive Officers, received 300 shares each. At the beginning of the 2005 fiscal year, a total of 36,405 shares were assigned to 704 eligible officers.

Under the Corporate Executive Bonus Plan, after the end of the 2005 fiscal year, the accrued bonus pool was mathematically divided into two separate portions, consisting of two-thirds and one-third, respectively. The two-thirds portion was distributed in accordance with the number of shares previously assigned to each participant. The one-third portion was distributed based on a formula which weighed each participant’s shares by the participant’s base salary. The sum of the two portions was each participant’s total Corporate Executive Bonus for the fiscal year and was paid after the end of the 2005 fiscal year.

The Corporate Executive Bonus Plan limited the amount that could be paid to individual participants so that all compensation paid under the Corporate Executive Bonus Plan was tax deductible by the Company. To the extent amounts could not be paid under the Corporate Executive Bonus Plan to individual participants because of the tax limitation, the amounts could be paid under the Performance Plan for Executives (the “Performance Plan”) if the conditions of the Performance Plan were met.

Performance Plan for Executives.  The Performance Plan was adopted solely in response to the enactment of Section 162(m) of the Internal Revenue Code (“Section 162(m)”) in 1993. (The Performance Plan as described applies to the 2005 fiscal year which is the subject of this report but will be replaced for the 2006 fiscal year by the 2004 Performance Plan for Executives approved by the stockholders at the Annual Meeting of Stockholders in June 2004.) Section 162(m) requires conditions to be met for certain compensation of specified executive officers to be deductible. In order to meet the conditions of Section 162(m) with no significant change in the compensation structure of the Company, the Corporate Executive Bonus Plan was amended to limit compensation which would otherwise be payable under the Corporate Executive Bonus Plan. The Performance Plan was adopted in order to pay the compensation which, but for such limitation, would have been payable under the Corporate Executive Bonus Plan. The Company’s intent for these two plans was, and the provisions of such plans were drafted, to provide that the combined plans would operate in the same manner as the Corporate Executive Bonus Plan operated prior to the enactment of Section 162(m), subject only to certain limitations on payments.

The participants in the Performance Plan (the “Plan Participants”) for the 2005 fiscal year were those employees of the Company who are: (i) “covered employees” under Section 162(m), (ii) designated individually or by class description to be “Covered Employees” under the Performance Plan by the Company Committee, and (iii) participants under the Corporate Executive Bonus Plan. The Company Committee designated all executive officers of the Company to be Covered Employees under the Performance Plan, and all of the executive officers of the Company were participants in the Corporate Executive Bonus Plan. Section 162(m), however, limits “covered employees” to only the Chief Executive Officer of the Company and the four highest compensated officers of the Company (other than the Chief Executive Officer). Accordingly, in the 2005 fiscal year, there could be no more than five Plan Participants under the Performance Plan.

The performance goals for the Performance Plan were approved by the stockholders in 1994 and are the same as for the Corporate Executive Bonus Plan. The actual amount payable to a Plan Participant in the 2005 fiscal year under the Performance Plan was the lesser of: (i) the amount of reduction in payments to the Plan Participant as a participant under the Corporate Executive Bonus Plan for the 2005 fiscal year as a result of Section 162(m), (ii) the Plan Participant’s Initial Bonus Amount (defined hereafter) for the 2005 fiscal year, and (iii) the Maximum Bonus Amount (defined hereafter) for the 2005 fiscal year. A “Plan Participant’s Initial Bonus Amount” for the fiscal year is equal to the amount that the Plan Participant would be prohibited from receiving under the Corporate Executive Bonus Plan as a result of Section 162(m) as determined solely from fixed assumptions contained in the Performance Plan and information known as of the beginning of the fiscal year. The “Maximum Bonus Amount” for each Plan Participant was $5,187,485 for fiscal year 2005. Before any amount can be paid under the Performance Plan, the Company Committee had to certify in writing that the performance goals and the material terms of the Performance Plan were satisfied. The Company Committee certified that the performance goals and material terms were satisfied for the 2005 fiscal year and the amounts paid to Mr. Bagby and Mr. Miller are included as the “bonus” amount in the Summary Compensation Table.

Discretionary Bonus.  For the 2005 fiscal year the Brokerage Committee could award a discretionary bonus to any officer other than the Chief Executive Officer and the seven officers who directly report to him who are each designated a “senior executive”. The Company Committee could award a discretionary bonus to the Chief Executive Officer and recommend to the Board of Directors awards for the seven designated senior executives. The discretionary bonus was intended to reward efforts or results by an individual which are not recognized or compensated by other compensation. No objective standards, criteria or established targets are used to determine the amount of the discretionary bonuses. The Company Committee determined that a discretionary bonus of $250,000 should be paid to the Chief Executive Officer Robert L. Bagby for the 2005 fiscal year. The Company

Committee recommended and the Board of Directors subsequently approved discretionary bonuses to three other Named Executive Officers for the 2005 fiscal year who are designated as senior executives. Douglas L. Kelly was awarded $120,000, Ronald J. Kessler was awarded $120,000 and Peter M. Miller was awarded $90,000. In addition, the Brokerage Committee determined that a discretionary bonus of $20,000 should be paid to Alfred E. Goldman for the 2005 fiscal year, another Named Executive Officer. Each of the discretionary bonuses were made half in cash and half in Restricted Stock under the 1988 Incentive Stock Plan.

1988 Incentive Stock Plan.  The 1988 Plan was designed to motivate employees, including executive officers, of the Company and its subsidiaries, through the incentives inherent in stock ownership by providing the opportunity to obtain or increase a proprietary interest in the Company on a favorable basis. The 1988 Plan provides for the granting of Options or Restricted Shares, or both. For fiscal year 2005, if Options were granted, the participant received an option to purchase 2.5 times the number of shares that would have been granted as Restricted Shares. The Named Executive Officers were awarded, for fiscal year 2005, an amount equal to 20% of each such officer’s Corporate Executive Bonus and Performance Plan Bonus (as described above); provided, in no event could the award amount for any participant exceed an amount set by the 1988 Plan, which was $300,000 in the 2005 fiscal year. In addition, as noted above, one half of the discretionary bonuses awarded to the Named Executive Officers were made in Restricted Stock under the 1988 Plan. Accordingly, the awards of Options and Restricted Shares were related to the profitability of the Company in substantially the same manner as the awards under the Corporate Executive Bonus Plan and the Performance Plan.

The Options provide for the purchase of shares of Common Stock at market value on the determination date and do not become exercisable until three years after the date of award. Because the value of the Options is dependent on the increase of the market value of the Common Stock over at least a three-year period, the Options provide a long-term incentive for the executive officers to stay with the Company and to increase the market value of the Common Stock.

Restricted Shares were also awarded based on the market value of the Common Stock on the determination date (participants 60 years of age and over on the date Restricted Shares are awarded receive Phantom Stock Credits, in lieu of Restricted Shares, which serve as the basis for an award of Restricted Shares two years after the award date). The Restricted Shares issued based on a formula are subject to restrictions for three years after their award except those shares converted from Phantom Stock Credits which are subject to a nine month restricted period after conversion. Restricted Shares issued as part of the discretionary bonuses are subject to restrictions for four years. Again, by an award of Restricted Shares, the executives are encouraged to remain with the Company and to increase the market value of the Common Stock.

Retirement and Profit Sharing Plan.  The Company maintains a Retirement and Profit Sharing Plan (the “Profit Sharing Plan”), which is qualified under Section 401 of the Internal Revenue Code. In addition to certain required contributions, the Company may make a discretionary contribution as determined each year by the Board of Directors of the Company. On February 20, 2004, the Board of Directors of the Company approved an accrual formula for the discretionary contribution to the Profit Sharing Plan for the 2005 fiscal year in an amount not less than 7% and not more than 10% of the Company’s earnings on a consolidated basis and before certain incentive compensation, Company discretionary Profit Sharing Plan contributions and taxes on income. The maximum total Company and employee contribution allowable with respect to any employee under the Profit Sharing Plan in the last plan year was $41,000 excluding the senior catch-up provisions permitted to be made by employees under applicable law; however, because of the contribution rate and other limitations on recognized compensation in the Profit Sharing Plan, the actual maximum Company contribution with respect to any employee was less than that amount.

Excess Profit Sharing Deferred Compensation Plan.  The Company has established the Excess Profit Sharing Deferred Compensation Plan (the “Excess Benefit Plan”) to provide deferred compensation to certain participants in the Profit Sharing Plan whose benefit in the Profit Sharing Plan is subject to limitations imposed by the Profit Sharing Plan. Contributions to the Excess Benefit Plan are based on the same basic formula as the Profit Sharing Plan, but without regard to certain limitations imposed by the Internal Revenue Code on the benefits of highly compensated employees. The maximum aggregate contribution by the Company for any employee under both the Profit Sharing Plan and the Excess Benefit Plan in the last fiscal year was $300,000; accordingly, the maximum benefit with respect to any employee under the Excess Benefit Plan was the difference between $300,000 and the Profit Sharing Plan contribution made by the Company with respect to such employee.

Procedures for Compensation of Mr. Bagby.  Prior to the beginning of the 2005 fiscal year, the Company Committee considered the compensation of Mr. Bagby for the 2005 fiscal year. The Company Committee reviewed the seven components of the compensation structure of the Company, the historical performance of the structure, the consistency of the compensation components for Mr. Bagby with the components for other officers, the guidelines used for determining the base salaries of other officers, and the compensation of officers in other companies in the Company’s industry. Based on the review, the Company Committee determined to increase the base salary for Mr. Bagby to $485,000 and that the other components of his compensation should not be changed from the prior year. After the end of the 2005 fiscal year, the Company Committee determined that the goals for the Performance Plan had been satisfied and determined his discretionary bonus as described above.

Members of the Compensation Committee of the Company	Members of the Compensation Committee of the Brokerage Company
Dr. E. Eugene Carter	Mary V. Atkin
Vicki B. Escarra	Robert L. Bagby, Chair
Samuel C. Hutchinson Jr.	Donnis L. Casey
Peter B. Madoff	Douglas L. Kelly
Mark S. Wrighton, Chair	Ronald J. Kessler
Peter M. Miller
John C. Parker
Paul F. Pautler
Robert A. Pietroburgo

PERFORMANCE GRAPH

The following graph compares the Company’s cumulative total stockholder return on its Common Stock for a five year period (February 29, 2000 to February 28, 2005) with the cumulative total return of the Standard & Poor’s 500 Stock Index, and a peer group index consisting of six companies: The Bear Stearns Companies, Inc., The Charles Schwab Corporation, J.P. Morgan & Co. Incorporated, Lehman Brothers Holdings Inc., Merrill Lynch & Co., Inc., and Morgan Stanley. The graph assumes that the value of the investment in Common Stock and each index was $100 at February 29, 2000, and that all dividends were reinvested. Stock price performances shown on the graph are not necessarily indicative of future price performances.

A.G. Edwards Performance Graph
Comparison of Five-Year Cumulative Total Stockholder Return

Comparison of Five-Year Cumulative Total Return

	2000	2001	2002	2003	2004	2005
A.G. Edwards	100	125	133	88	129	148
Peer Group	100	117	96	87	138	143
S&P 500 Index	100	91	81	62	84	88

REPORT OF THE AUDIT COMMITTEE

In accordance with its written charter adopted by the Board of Directors (the “Board”), the Audit Committee of the Board (the “Committee”) assisted the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In addition to chairing Committee meetings, the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with management and the independent registered public accounting firm prior to release.

The Committee reviewed the audited financial statements of the Company as of and for the fiscal year ended February 28, 2005 with management and the independent registered public accounting firm. Management is responsible for the financial reporting process, including the system of internal controls over financial reporting, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent registered public accounting firm is responsible for auditing those financial statements. The Committee’s responsibility is to monitor and review these processes. However, the Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Committee members rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm.

In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence consistent with Independence Standards Board No. 1 (Independence Discussions with Audit Committees), discussed with the independent registered public accounting firm any relationships that might impact their objectivity and independence and satisfied itself as to the independent registered public accounting firm’s independence. The Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls over financial reporting and the internal audit function’s organization, responsibilities and staffing. The Committee reviewed with both the independent registered public accounting firm and internal auditors their audit plans, audit scopes, and identifications of audit risks.

The Committee discussed and reviewed with the independent registered public accounting firm all communications required by the standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended (Communication with Audit Committees) and, with and without management present, discussed and reviewed the results of the independent registered public accounting firm’ audit of the Company’s consolidated financial statements. The Committee also discussed the results of the internal audit examinations.

Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Committee recommended to the Board that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended February 28, 2005, for filing with the SEC. The Committee also appointed, subject to shareholder ratification, Deloitte & Touche LLP as the Company’s independent registered public accounting firm, and the Board concurred in such appointment.

Members of the Audit Committee
of the Company

Dr. E. Eugene Carter, Chair
Vicki B. Escarra
Samuel C. Hutchinson Jr.
Peter B. Madoff
Mark S. Wrighton

Pre-Approval of Services Provided by the Company’s Independent Registered Public Accounting Firm

Consistent with SEC rules regarding auditor independence, the Audit Committee has established a policy governing the provision of audit and non-audit services to the Company by its independent registered public accounting firm.

Pursuant to this policy, the Audit Committee is required to pre-approve all audit and non-audit services performed by the Company’s independent registered public accounting firm, as well as fees associated with such services, in order to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Unless a service to be provided has received general pre-approval, such service and related fees require specific pre-approval by the Audit Committee. Any proposed service exceeding pre-approved costs also requires specific pre-approval. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period or revokes a prior pre-approval.

The Audit Committee has delegated pre-approval authority to the Chair of the Audit Committee for time-sensitive services. The exercise of such authority must be reported to the Audit Committee at its next regularly scheduled meeting following such exercise.

Principal Accounting Firm Fees

The following table presents fees for professional services rendered by Deloitte & Touche LLP for the audit of the Company’s consolidated financial statements for the fiscal years ended February 28, 2005 and February 29, 2004 and fees billed for other services rendered by Deloitte & Touche LLP during those periods.

	2005	2004
Audit fees (a)	$1,661,200	$785,500
Audit-related fees (b)	$44,033	$249,710
Tax fees (c)	$598,482	$186,008
All other fees (d)	$0	$5,000
Total	$2,303,715	$1,226,218

(a)	“Audit fees” consist of fees related to the audit work of the Company’s consolidated annual financial statements and internal controls over financial reporting, reviews of the Company’s consolidated quarterly financial statements and statutory audits of certain subsidiaries and consents, comfort letters and other services.

(b)	“Audit-related fees” consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported above under “Audit fees”, and primarily consist of employee benefit plan audits and work in conjunction with audits and other required services for the Company or one or more of its subsidiaries. In 2004, audit-related fees included fees relating to Sarbanes-Oxley Act, Section 404 (Internal Controls) advisory services.

(c)	Tax fees include all services performed, except those services related to the audit and review of the Company’s consolidated financial statements, and consisted primarily of tax compliance, advisory and planning services. Tax compliance related fees accounted for $199,690 in 2005 and $105,289 in 2004.

(d)	All other fees consist of fees for permissible non-audit services that the Audit Committee believes did not impair the independence of Deloitte & Touche LLP.

None of the non-audit services described above was approved by the Audit Committee after the fact in reliance on the de minimis exception to the SEC’s rule requiring pre-approval of such services.

CERTAIN TRANSACTIONS

Directors and executive officers of the Company have been clients of and have had brokerage transactions with the Company in the ordinary course of business. Included in such transactions are the maintenance of margin accounts and the extension of credit under Federal Reserve Regulation T. Such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other clients and did not, and do not, involve more than the normal risk of collectibility or present other unfavorable features.

A son-in-law of Ronald J. Kessler, a director and executive officer, is employed in the Company’s Private Client Services group and received total compensation, including incentive compensation, in fiscal year 2005 of $170,796. An adult child of Robert L. Bagby, a director and Chief Executive Officer, and an adult child of Charles J. Galli, an executive officer, are employed as financial consultants of Edwards and received total compensation, including incentive compensation, in fiscal year 2005 of $148,776 and $67,636, respectively. The compensation of each of these family members was established pursuant to, and in accordance with, Edwards’ standard employment practices and compensation structures applicable to other employees with equivalent qualifications and responsibilities and holding similar positions with the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The Securities Exchange Act of 1934, as amended, requires all executive officers, directors and beneficial owners of more than 10% of the Company’s Common Stock to report any changes in the ownership of Common Stock of the Company to the SEC, NYSE and the Company. Based solely upon a review of these reports and written representations regarding the filing of the reports, the Company believes that all reports were filed on a timely basis.

STOCKHOLDER PROPOSALS

Any stockholder proposals to be presented at the 2006 annual meeting of stockholders must be received by the Company no later than January 16, 2006 at its principal executive office at One North Jefferson Avenue, St. Louis, Missouri 63103 in order to be considered for inclusion in the Company’s proxy statement and proxy relating to that meeting.

Stockholders wishing to nominate one or more candidates for election to the Company’s Board of Directors, or propose any other business to be considered at any stockholder meeting, must comply with a provision of the Company’s Bylaws dealing with such matters. Pursuant to this provision, any stockholder of record of the Company eligible to vote in an election of directors may nominate one or more candidates for election to the Board of Directors, or propose business to be brought before a stockholder meeting, by giving written notice to the Company not less than 60 nor more than 90 days prior to the date of the meeting (if the Company gives less than 70 days notice or prior public disclosure of the date of the meeting, then the notice by the stockholder must be received by the Company not later than the close of business on the tenth day following the date on which the Company mailed the notice of the meeting or the date on which public disclosure was made). The notice by the stockholder should be sent to the Secretary of the Company at the address stated in the preceding paragraph.

The notice by the stockholder to the Company must contain: (1) the name and address of the stockholder who intends to make the nomination(s) or propose the business, (2) the name and address of the candidate or candidates to be nominated (if applicable), (3) a written statement from any proposed nominee that the nominee consents to be named as a nominee and to serve as a director of the Company if elected (if applicable), (4) a representation that the stockholder is a holder of record of Company stock entitled to vote at the meeting and whether the stockholder intends to appear in person or by proxy at the meeting, (5) a description of all arrangements or understandings, if any, between the stockholder and each nominee and anyone else (naming such person or persons) pursuant to which any nomination is to be made by the stockholder (if applicable), and (6) such other information regarding each nominee or each matter of business to be proposed as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or the matter been proposed, by the Board of Directors.

At any stockholder meeting, the Chairman of the meeting may refuse to acknowledge the nomination of any person, or the proposal of any business, not made in compliance with the Company’s Bylaws. The foregoing requirements are separate from, and in addition to, the requirements a stockholder must meet to have a proposal included in the Company’s proxy statement for any meeting (which is described in the first paragraph under this “Shareholder Proposals” section). Any stockholder desiring a copy of the Company’s Bylaws will be furnished one without charge upon written request sent to the Secretary of the Company at the address stated above.

OTHER MATTERS

The Board of Directors knows of no other business to be brought before the 2005 Annual Meeting. If any other matters properly come before the 2005 Annual Meeting, the proxies will be voted on such matters in accordance with the judgment of the persons named as proxies therein, or their substitutes, present and acting at the 2005 Annual Meeting.

May 16, 2005

Exhibit A

A.G. Edwards, Inc.

Standards for Independent Directors

A director shall qualify as independent if the Board of Directors, based on all relevant facts and circumstances and the standards adopted by the Board of Directors, affirmatively determines that the director has no material relationship with A.G. Edwards, Inc. (“A.G. Edwards”) either directly or as a partner, shareholder or officer of an organization that has a relationship with A.G. Edwards.

The Board of Directors adopts the following categorical standards to assist it in making its determinations of independence:

(1)	A director may be found to be independent even if the director owns a significant amount of A.G. Edwards stock.

(2)	A director who is an employee, or whose immediate family member is an executive officer, of A.G. Edwards shall not be considered to be independent until three years after the end of such employment relationship.

(3)	A director who receives, or whose immediate family member receives, more than $100,000 per fiscal year in direct compensation from A.G. Edwards, other than director and committee fees and pension or other forms of deferred compensation for prior service that are not contingent in any way on continued service, shall not be considered independent until three years after he or she ceases to receive more than $100,000 per fiscal year in such compensation.

(a)	Compensation received by a director for former service as an interim Chairman or Chief Executive Officer is not to be considered in determining independence under this test.

(b)	Compensation received by an immediate family member of a director for service as a non-executive employee of A.G. Edwards is not to be considered in determining independence under this test.

(c)	Payments to directors as reimbursement of travel expenses related to A.G. Edwards business and dividends received on A.G. Edwards stock shall not be considered compensation to the director.

(4)	A director who is, or a director whose immediate family member is a current partner of the external auditor, a director who is a current employee of the external auditor, a director whose immediate family member is a current employee of the external auditor who participates in the firm’s audit, assurance or tax compliance (but not tax planning) practice, or a director who was, or a director whose immediate family member was within the last three years a partner or employee of the external auditor and personally worked on the A.G. Edwards audit during that time, shall not be considered independent.

(5)	A director who is employed, or whose immediate family member is employed, as an executive officer of another company where any of the present executive officers of A.G. Edwards serves on that other company’s compensation committee shall not be considered independent until three years after the end of such service or the employment relationship.

(6)	A director who is an executive officer or employee, or whose immediate family member is an executive officer, of a company that makes payments to, or receives payments from, A.G. Edwards of property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues, shall not be considered independent until three fiscal years after falling below such threshold.

(a)	In applying the above standard, both the payments and the consolidated revenues measured shall be those reported in the last completed fiscal year.

(b)	In applying the above standard, only the financial relationship between A.G. Edwards and the current employer of the director or the immediate family member will be considered; no former employer of either the director or the immediate family member will be considered.

(c)	In applying the above standard, a charitable organization shall not be considered a “company.”

(7)	A director may be found independent if charitable contributions are made by A.G. Edwards to any organization in which such director serves as an executive officer if, within the preceding three fiscal years, contributions in any single fiscal year did not exceed the greater of $1 million or 2% of such other organization’s consolidated gross income.

For purposes of the above standards, the following definitions shall apply:

•	An “immediate family member” includes the person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone, other than domestic employees, who shares such person’s home but does not include individuals who are no longer immediate family members as a result of legal separation or divorce or those who have died or become incapacitated.

•	A “company” includes any parent or subsidiary in a consolidated group with the company.

•	“A.G. Edwards” includes A.G. Edwards, Inc. and any direct or indirect subsidiary.

Attachment A

A.G. EDWARDS, INC.

1988 INCENTIVE STOCK PLAN

2005 Restatement

Recitals

This Plan originally became effective in April 1988. It was amended in (1) June 1990 by the stockholders of the Company to increase the number of shares of Common Stock available under the Plan to 4,060,000 shares (which number has since been adjusted to 7,612,500 shares to reflect a 50% and a 25% stock dividend, treated as a stock split), (2) April 1992 by the Board of Directors to comply with changes under Section 16(b) of the Exchange Act; (3) June 1992 by the stockholders of the Company to increase the number of shares of Common Stock available under the Plan to 13,862,500 shares (which number has since been adjusted to 17,328,125 to reflect a 25% stock dividend, treated as a stock split); (4) June 1995 by the stockholders of the Company to increase the number of shares of Common Stock available under the Plan to 26,328,125 shares (which number has since been adjusted to 39,492,188 to reflect a 50% stock dividend, treated as a stock split); (5) June 1999 by the stockholders of the Company to increase the number of shares of Common Stock available under the Plan to 54,492,188 shares; (6) September, 1999 by the Board of Directors to modify the eligibility requirements and restate the Plan, (7) February, 2001 by the Board of Directors to modify the definition of Market Value, modify the provisions governing elections between Options and Restricted Stock, modify the provisions governing awards to Senior Participants for Options and Restricted Stock, comply with changes under Section 16(b) of the Exchange Act and restate the plan; (8) February, 2002 by the Board of Directors to modify the provisions (a) applicable to non-reporting persons, (b) governing eligibility for an award, (c) governing elections between Options and Restricted Stock, (d) governing the period of time in which Options must be exercised and (e) limiting the maximum amount of awards, (9) November 2003 by stockholders of the Company to delete the Stock Purchase Plan that is Section 8; and (10) January 2005 by the Board of Directors to comply with Standard FAS 123R.

NOW, THEREFORE, effective March 1, 2005, the Plan is hereby amended and restated in its entirety as follows:

1.	Purpose.

The purpose of the A.G. Edwards, Inc. 1988 Incentive Stock Plan (the “Plan”) is to motivate employees of A.G. Edwards, Inc. (the “Company”) and its subsidiaries through added incentives to make a maximum contribution to Company objectives.

2.	Definitions.

As used in the Plan, the following words shall have the following meanings:

“Administrator” has the meaning ascribed to it in Section 3(a) of the Plan.

“Award ” has the meaning ascribed to it in Section 5 of the Plan.

“Benefits” means the benefits awarded to Participants as described in Sections 5 through 10 of the Plan. Benefits may be awarded separately or in any combination.

“Board of Directors” means the Board of Directors of the Company.

“Business Day” means any day on which the New York Stock Exchange is open for business.

“Change in Control” means the occurrence of any of the following events without the prior approval of the Board of Directors: (a) a merger, consolidation or reorganization of the Company in which the Company does not survive as an independent entity; (b) a sale of all or substantially all of the assets of the Company; (c) the first purchase of shares of Common Stock of the Company pursuant to a tender or exchange offer for more than 20% of the Company’s outstanding shares of Common Stock; or (d) any change in control of a nature that, in the opinion of the Board of Directors, would be required to be reported under the federal securities laws; provided that such a change in control shall be deemed to have occurred if (i) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute a majority thereof unless the election of any director, who was not a director at the beginning of the period, was approved by a vote of at least 70% of the directors then still in office who were directors at the beginning of the period.

“Code” means the Internal Revenue Code of 1986, as amended. Reference to a section of the Code shall include: (a) that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section, and (b) any rules or regulations promulgated under such section.

“Common Stock” means shares of common stock par value $1.00 per share of the Company, either authorized but unissued, or stock that has been issued previously but is held in the treasury of the Company, together with the Common Stock Purchase Rights (as described in the Rights Agreement, as amended) associated with such common stock.

“Company” has the meaning ascribed to it in Section 1 of the Plan.

“Competition with the Company” means, with respect to any individual, owning, managing, controlling, participating in or becoming connected with, as an officer, employee, partner, stockholder, consultant or otherwise, any business, individual, partnership or corporation that is engaged significantly, or is planning to become engaged significantly, in a business which, directly or indirectly, competes with a business of the Company or a Subsidiary; provided, merely acquiring or holding shares of any business entity that has its securities listed on a national securities exchange or quoted in the daily listing of over-the-counter market securities shall not constitute such competition so long as such individual and members of such individual’s family do not own more than 1% of the voting securities of such an entity.

“Date of Grant” has the meaning ascribed to it in Section 8(b) of the Plan.

“Deferred Award Date” has the meaning ascribed to it in Section 7(d) of the Plan.

“Disability” means a total and permanent disability that renders a Participant unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than three years.

“Disinterested Administrator” means an Administrator comprised of the Board of Directors or a committee of two or more directors of the Company, each of whom is a a Non-Employee Director.

“Eligible Employee” has the meaning ascribed to it in Section 4 of the Plan.

“Employee” means any individual who is employed by the Employer.

“Employee Stock Purchase Plan” has the meaning ascribed to it in Section 8 of the Plan.

“Employer” means the Company and its Subsidiaries, while a Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended. Reference to a section of the Exchange Act shall include: (a) that section and any comparable section or sections of any future legislation that amends, supplements or supersedes that section, and (b) any rules or regulations promulgated under such section.

“Exercise Price” has the meaning ascribed to it in Section 6(b) of the Plan.

“Incentive Stock Options” has the meaning ascribed to it in Section 9 of the Plan.

“Market Value” means, with respect to a share of Common Stock on a particular date, the average of the highest and lowest quoted selling prices on the particular date. If there are no sales on that date, the Market Value shall be the average of the highest and lowest quoted selling prices on the next trading date.

“Non-Employee Director” has the meaning set forth in Rule 16b-3(b)(3)(i) promulgated under Section 16 of the Exchange Act or any successor rule thereto.

“Offered Shares” has the meaning ascribed to it in Section 8(b) of the Plan.

“Offering” has the meaning ascribed to it in Section 8 of the Plan.

“Offering Period” has the meaning ascribed to it in Section 8(e) of the Plan.

“Option Award Date” has the meaning ascribed to it in Section 6(a) of the Plan.

“Option Awards” has the meaning ascribed to it in Section 6(a) of the Plan.

“Option Determination Date” has the meaning ascribed to it in Section 6(a) of the Plan.

“Options” has the meaning ascribed to it in Section 6(a) of the Plan.

“Over 60 Participant” has the meaning ascribed to it in Section 7(d) of the Plan.

“Participant” means each Eligible Employee who receives a Benefit or an award of Benefits under the Plan.

“Phantom Stock Credits” has the meaning ascribed to it in Section 7(d) of the Plan.

“Plan” has the meaning ascribed to it in Section 1 of the Plan.

“Purchase Price” has the meaning ascribed to it in Section 8(d) of the Plan.

“Reporting Person” means any person who is a director of the Company or any officer of the Company as that term is defined in Rule 16a-1(f), promulgated under Section 16 of the Exchange Act or any successor rule thereto.

“Restricted Period” has the meaning ascribed to it in Section 7(b)(1) of the Plan.

“Restricted Share Award Date” has the meaning ascribed to it in Section 7(a) of the Plan.

“Restricted Share Awards” has the meaning ascribed to it in Section 7(a) of the Plan.

“Restricted Share Determination Date” has the meaning, ascribed to it in Section 7(a) of the Plan.

“Restricted Shares” has the meaning ascribed to it in Section 7(a) of the Plan.

“Rule l6b-3” means Rule 16b-3 promulgated under Section 16 of the Exchange Act, or any successor rule thereto.

“Section 423 Options” has the meaning ascribed to it in Section 8(a) of the Plan.

“Senior Participant” has the meaning ascribed to it in Section 6(d) of the Plan.

“Stock Purchase Plan Eligible Employee” has the meaning ascribed to it in Section 8(a) of the Plan.

“Subsidiary” means any corporation, partnership, joint venture or business trust, control of which is owned, directly or indirectly, by the Company; provided, for the purpose of any Incentive Stock Options and options granted pursuant to the Employee Stock Purchase Plan, “Subsidiary” shall have the same meaning as the term “subsidiary corporation” as defined in Section 424 of the Code.

“Termination of Employment,” whether or not capitalized when used herein, or any other similar phrase used herein to refer to the employment of an Employee with the Employer being terminated means the Employee ceases to be employed by the Employer whether the cessation of employment is voluntary or involuntary and regardless of whether the employment of the Employee with the Employer ceases because the Employee quits, is discharged, retires, is disabled or dies.

“Termination for Aggravated Cause” means a Termination of Employment (whether voluntary or involuntary) because any of the following acts or events have occurred: any action or failure to act by a Participant that results in or is likely to result in detriment to the Employer, employees or customers; violation of any securities law; dishonesty whether or not resulting in a direct or indirect monetary loss; insubordination; drunkenness; use of harmful drugs; willful destruction of property; provocation or continuous agitation of the Employer’s customers or employees; or conviction of a felony or a misdemeanor.

“Vesting Period” has the meaning ascribed to it in Section 6(b) of the Plan.

3.	Administration.

(a)   Appointment.  The Plan shall be administered by the Board of Directors of the Company or by one or more committees the members of which need not be members of the Board of Directors (collectively, the “Administrator”) appointed by the Board of Directors. Such a committee may be appointed by designating another committee, such as the Compensation Committee of A.G. Edwards & Sons, Inc., to serve as Administrator. All of the duties of the Administrator may be assigned to one committee or, if the Board of Directors appoints more than one committee to serve as Administrator, the Board of Directors may allocate the specific duties of the Administrator among such committees. A particular committee to whom a specific duty is so allocated shall have the sole responsibility and authority for carrying out such duty. A committee shall continue to serve in its appointed role until its role is terminated or changed by the Board of Directors.

(b)   Duties.  Subject to the provisions of the Plan, the Administrator shall have exclusive authority to interpret and administer the Plan (including, without limitation, developing or approving forms to implement all or any part of the Plan), to delegate its authority and duties under the Plan, and to take all such steps and make all such rules or determinations in connection with the Plan and any of the Benefits provided by the Plan as it may deem necessary or advisable (including, without limitation, rules relating to any tax withholding requirements, designation of beneficiaries, ownership of shares in joint names and restoration of awards for rehired Participants); provided, however, the Administrator shall not have the authority to change the amount, price or timing of any Benefits awarded by the terms of the Plan; provided, further, with respect to the forfeiture of any Benefits, only a Disinterested Administrator may make a determination that a Reporting Person has incurred a Termination for Aggravated Cause.

4.	Eligibility.

“Eligible Employee” shall include any individual who is an Employee of the Employer at the time Benefits under the Plan are awarded and who satisfies the eligibility requirements established by the Administrator, from time to time, taking into account such factors as the Administrator may consider relevant (which may include, but need not include, the nature of services rendered by the Employee or the capacity of the Employee to contribute to the success of the Employer).

5.	Award.

Determination of Awards. The award (“Award”), if any, of Options and Restricted Shares (as hereinafter defined) or both to which an Eligible Employee is entitled for any specific fiscal year of the Company shall be determined by the Administrator. No Eligible Employee shall be entitled to an Award absent a determination by the Administrator which shall be made at the discretion of the Administrator.

The Administrator in its discretion, shall establish how the Award, if any, shall be allocated between Options or Restricted Shares or both.

6.	Stock Options.

(a)   Grant and Time of Award. Subject to Section 5, awards of options (“Options”) to purchase shares of Common Stock from the Company shall be granted to Eligible Employees as determined by the Administrator. Options shall be in the form of “Nonqualified Stock Options,” which are not intended to qualify as incentive stock options within the meaning of Section 422 of the Code. Awards of Options (“Option Awards”) shall be made for each fiscal year of the Company during the term of the Plan as of the last day of each such fiscal year (an “Option Award Date”). The amount of the Option Awards, if any, on a specific Option Award Date shall be determined as soon as administratively practical after the end of each such fiscal year (an “Option Determination Date”).

(b)   Exercise.  Options shall entitle a Participant to purchase shares of Common Stock at a price (an “Exercise Price”) per share equal to the Market Value of the Common Stock on the applicable Option Determination Date. Options shall become exercisable three (3) years after the applicable Option Award Date (a “Vesting Period”), and must be exercised no later than ten (10) years, unless extended, after the applicable Option Award Date. Any Vesting Period shall be extended by the length of any leave of absence, except a leave of absence for medical reasons approved in writing by the Administrator. Options that are not exercised within ten (10) years (unless extended) after the applicable Option Award Date will lapse. A Participant may exercise all of his vested Options in any order and at one time or at different times for less than the total amount until all of his vested Options have been exercised. A Participant may exercise his Options only by giving the Administrator written notice of his intent to exercise his Options. The written notice must be in a form acceptable by the Administrator. When a Participant exercises an Option, the applicable Exercise Price is payable to the Company in full in cash; provided, the Administrator (or a Disinterested Administrator in the case of a Reporting Person) may permit a Participant to pay for all or any part of the Common Stock purchased on exercise of an Option with shares of Common Stock (valued at their Market Value on the date of the exercise) already owned by the Participant or acquired pursuant to the exercise of his Options.

(c)	Restrictions.

(1)   Assignment.  During a Participant’s lifetime, Options shall be exercisable only by the Participant. A Participant cannot transfer or assign his Options awarded under the Plan other than by will or by the laws of descent and distribution.

(2)   Forfeiture.  A Participant will forfeit his unvested Options if his employment with the Employer is terminated for any reason other than death or Disability on or before the end of any applicable Vesting Period. A Termination of Employment shall not be deemed to occur if a Participant merely transfers from the Company to a Subsidiary, from one Subsidiary to another Subsidiary or from a Subsidiary to the Company.

If a Participant is reemployed by the Company within one year after a termination of employment, Options forfeited on account of such a termination of employment shall be restored. The three-year vesting period for such Options shall be extended by the length of absence from employment; but the original expiration date of such Option shall not be extended.

(3)	Termination of Restrictions.

(A)   If a Participant’s employment is terminated before the end of any applicable Vesting Period because of death or Disability, his unvested Options may be exercised by him (or his beneficiary, personal representative or distributee, as applicable) during a seven-year exercise period beginning as of the date of such Termination of Employment, but in no event later than the expiration of the applicable original exercise period.

(B)   Any Vesting Period shall end and all unvested Options shall become exercisable immediately upon a Change in Control.

(4)   No Rights as a Stockholder.  No person entitled to exercise any Option granted under the Plan shall have any of the rights or privileges of a stockholder of the Company with respect to shares issuable upon exercise of such Option until certificates representing such shares shall have been issued and delivered to such person.

(d)   Awards for Senior Participants. The terms of this Section 6(d) shall apply to any unvested Options held by a Participant age 55 or older (a “Senior Participant”). Shares subject to any unvested Option held by a Senior Participant shall not be forfeited (but shall remain subject to any applicable Vesting Period) merely because such Senior Participant’s employment with the Employer is terminated (other than a Termination for Aggravated Cause).

Upon a Termination for Aggravated Cause, a Senior Participant shall forfeit all unvested Options. A Senior Participant who engages in Competition with the Employer within any Vesting Period shall forfeit his unvested Options at the time such Competition with the Employer commences. All of the Options of a Senior Participant shall become fully vested immediately upon a Change in Control. Any restrictions, terms or conditions in this Section 6 applicable to Options generally shall apply to a Senior Participant’s Options to the extent they are not inconsistent with the provisions of this Section 6(d).

7.	Restricted Shares.

(a)   Time of Award.  “Restricted Shares” are shares of Common Stock that are subject to certain restrictions on their disposition and to the rights of the Company to reacquire such shares upon the occurrence of certain events, all on the terms specified in the Plan. Subject to Section 5), Restricted Shares shall be awarded to Eligible Employees as determined by the Administrator. Awards of Restricted Shares (“Restricted Share Awards”) shall be made for each fiscal year of the Company during the term of the Plan as of the last day of each such fiscal year (a “Restricted Share Award Date”). The amounts of the Restricted Share Awards, if any, shall be determined as soon as administratively practical after the end of each such fiscal year (a “Restricted Share Determination Date”).

(b)	Restrictions.

(1)   Restricted Period.  Restricted Shares shall be subject to the restrictions described herein for three (3) years from their applicable Restricted Share Award Date (a “Restricted Period”). Any Restricted Period shall be extended by the length of any leave of absence, except a leave of absence for medical reasons approved in writing by the Administrator. During any Restricted Period, a Participant will have the entire beneficial ownership and the right to vote his Restricted Shares and receive any dividends thereon; provided, however, a Participant may not sell, transfer, pledge or otherwise dispose of or encumber his Restricted Shares (other than by will or by the laws of descent and distribution) during any applicable Restricted Period. A Participant shall not be entitled to delivery of a certificate representing shares of Common Stock until the expiration of the Restricted Period applicable to such shares as Restricted Shares.

(2)   Forfeiture.  A Participant will forfeit his Restricted Shares if his employment with the Employer is terminated for any reason other than death or Disability within any Restricted Period. A termination of employment shall not be deemed to occur if a Participant merely transfers from the Company to a Subsidiary, from one Subsidiary to another Subsidiary or from a Subsidiary to the Company.

If a Participant is reemployed by the Company within one year after a termination of employment, Restricted Shares forfeited on account of such a termination of employment shall be returned to the Participant. The restricted period for such Restricted Shares shall be extended by the length of absence from employment. The Participant shall not be entitled to any dividends, the record date of which ocurred during such absence.

(3)	Termination of Restrictions.

(A)   If a Participant’s employment with the Employer is terminated during any Restricted Period because of death or Disability, the restrictions on his Restricted Shares will end and he (or his beneficiary, personal representative or distributee, as applicable) will be entitled to receive and retain his Restricted Shares.

(B)   A Restricted Period shall end, and Participants shall have a nonforfeitable right to their Restricted Shares, immediately upon a Change in Control.

(c)   Awards for Senior Participants.  The terms of this Section 7(c) shall apply to any Restricted Shares held by a Senior Participant, except as may be provided in Section 7(d). Restricted Shares held by a Senior Participant shall not be forfeited (but shall remain subject to their restrictions during any applicable Restricted Period) merely because such Senior Participant’s employment with the Employer is terminated (other than a Termination for Aggravated Cause). Upon a Termination for Aggravated Cause, a Senior Participant shall forfeit all of his Restricted Shares still subject to a Restricted Period at the time of termination. A Senior Participant who engages in Competition with the Employer during any Restricted Period shall forfeit all of his Restricted Shares subject to a Restricted Period at the time such Competition with the Employer commences. A Restricted Period applicable to a Senior Participant’s Restricted Shares shall end upon a Change in Control. Any restrictions, terms or conditions in this Section 7 applicable to Restricted Shares generally shall apply to a Senior Participant’s Restricted Shares to the extent they are not inconsistent with the provisions of this Section 7(c).

(d)   Phantom Stock Credits.  An Eligible Employee who is 60 years of age or older (an “Over 60 Participant”) on any Restricted Share Award Date, and who is awarded Restricted Shares as all or part of his Award, shall not be awarded Restricted Shares on that date. Instead, such an Over 60 Participant shall be awarded “Phantom Stock Credits” which will serve as the basis for an award of Restricted Shares two years after such a Restricted Share Award Date (a “Deferred Award Date”), with each Phantom Stock Credit representing the right to receive one share of Restricted Stock. An account shall be established for each Over 60 Participant to show the number of Phantom Stock Credits allocated to him. The award of Phantom Stock Credits allocated to such an account for any specific fiscal year of the Company shall be in an amount that will entitle such Over 60 Participant to the number of Restricted Shares to which such Over 60 Participant would have been Awarded if such Over 60 Participant had been younger than 60 years of age on the applicable Restricted Share Award Date.

The number of Phantom Stock Credits in an Over 60 Participant’s account shall be adjusted to reflect dividends on the Common Stock on each dividend record date after the applicable Restricted Share Determination Date. The number of additional Phantom Stock Credits allocated to an Over 60 Participant’s account for a cash dividend shall equal the total amount of each such dividend imputed to such Over 60 Participant (the per share dividend multiplied by the number of Phantom Stock Credits in such Over 60 Participant’s account before such increase) divided by the Market Value of the Common Stock on the record date of the dividend. The number of additional Phantom Stock Credits allocated to an Over 60 Participant’s account for a stock dividend shall equal the number of additional shares of Common Stock to which such Over 60 Participant would have been entitled if he had been the holder of a number of shares of Common Stock equal in number to the number of Phantom Stock Credits allocated to his account as of that dividend record date before such increase. The number of Phantom Stock Credits allocated to an Over 60 Participant’s account instead of dividends will be added to the total number of such Over 60 Participant’s Phantom Stock Credits for calculating future amounts to be allocated in lieu of dividends.

Over 60 Participants cannot transfer or assign their Phantom Stock Credits awarded under the Plan other than by will or by the laws of descent and distribution. If an Over 60 Participant’s employment is terminated (other than a Termination for Aggravated Cause), he shall not forfeit the right to an award of Restricted Shares on any Deferred Award Date, nor shall he forfeit Restricted Shares awarded on any Deferred Award Date, merely because of such a termination. If an Over 60 Participant’s employment is terminated before any Deferred Award Date because of death or Disability, such Over 60 Participant (or his beneficiary, personal representative or distributee, as applicable) shall be entitled to receive at the time of such termination a stock certificate for the whole number of shares of Common Stock equal to the number of Phantom Stock Credits then credited to his account (rounded down to the nearest whole number of shares). Any Deferred Award Date shall occur and any applicable Restricted Period for Restricted Shares awarded shall end immediately upon a Change in Control.

If an Over 60 Participant’s termination is a Termination for Aggravated Cause, he shall forfeit the right to an award of Restricted Shares based on any Phantom Stock Credits attributable to his account and shall forfeit all shares of Restricted Shares still subject to a Restricted Period at the time of his Termination for Aggravated Cause. An Over 60 Participant who engages in Competition with the Employer before any Deferred Award Date or the end of any Restricted Period shall forfeit his Phantom Stock Credits and Restricted Shares.

As of any specific Deferred Award Date, each Over 60 Participant shall be awarded that number of shares of Restricted Shares equal to the number of Phantom Stock Credits (rounded down to the nearest whole share) then credited to his account for the applicable award year. Restricted Shares awarded as of any Deferred Award Date shall be subject to all of the previously described terms and restrictions applicable to Restricted Shares, to the extent they are not inconsistent with the provisions of this Section 7(d), except that any applicable Restricted Period shall be for only nine months unless extended during a leave of absence. Over 60 Participants have no rights as stockholders with respect to their Phantom Stock Credits until their Restricted Shares are awarded.

8.	Deleted June 20, 2002

9.	Other Benefits.

A Disinterested Administrator may award Common Stock or the right to acquire Common Stock to any Employee upon such terms and conditions as such Disinterested Administrator in its discretion shall determine. Such awards may consist of any single Benefit, or a combination of the Benefits, described in the preceding sections (in addition to the award of any such Benefits pursuant to the terms, conditions and formulae contained in such preceding sections), or any other right to acquire Common Stock (including, without limitation, options granted in the form of “Incentive Stock Options” which are intended to qualify as incentive stock options within the meaning of Section 422 of the Code or stock appreciation rights), and may be subject to any conditions such Disinterested Administrator may prescribe, such as a right of first refusal by the Company to repurchase the shares; provided, however, that any Benefit awarded in accordance with the provisions of the Plan which grants the right to purchase shares of Common Stock, except any Benefit which is subject to restrictions that in the aggregate would amount to a substantial risk of forfeiture for purposes of Section 83 of the Code, shall require that the price at which the Participant may purchase such shares shall be at least 85% of the Market Value of such shares as determined by such Disinterested Administrator at the time such benefit is awarded.

The Administrator may make any type of awards that can be made by a Disinterested Administrator; provided, unless the Plan is amended as provided below, such awards are made only to Employees who are not Reporting Persons. The Board of Directors may amend the Plan, from time to time as provided or limited herein, (i) to change any terms, conditions or formulae pursuant to which an award of Benefits as described in the preceding sections may be awarded (either increasing or decreasing the amount of such awards); provided, such changes comply with Rule 16b-3 and/or (ii) to provide terms, conditions and a formula (complying with Rule 16b-3) pursuant to which any right to acquire Common Stock (including, without limitation, Incentive Stock Options and stock appreciation rights) may be awarded, in addition to the Benefits described in the preceding sections. If any such amendments are made, the awards of Benefits authorized by such amendments may be administered by the Administrator.

10.	Shares Subject to Plan.

Subject to the provisions of Section 11 (relating to adjustment for changes in capital stock), the maximum number of shares that may be issued under the Plan shall not exceed in the aggregate sixty million four hundred ninety two thousand one hundred eighty eight (60,492,188) shares of Common Stock of the Company. Such shares may be unissued shares or treasury shares.

If there is a lapse, expiration, termination or cancellation of any Benefit without the issuance of shares, or if shares are issued in connection with any Benefit and later are reacquired by the Company pursuant to rights reserved on issuance, the shares subject to or reserved for such Benefit may again be used in connection with the grant of any of the Benefits described in this Plan; provided, that in no event may the number of shares of Common Stock issued under this Plan exceed sixty million four hundred ninety two thousand one hundred eighty eight (60,492,188), subject to adjustment as described in Section 11.

11.	Adjustment Upon Changes in Stock.

If any change is made in the shares of Common Stock of the Company by reason of any merger, consolidation, reorganization, recapitalization, stock dividend, split up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments shall be made by the Administrator to: (a) the kind and maximum number of shares subject to the Plan, (b) the kind and number of shares and price per share of stock subject to each outstanding Benefit, (c) the number of Offered Shares referred to in Section 8(b) and (d) any other amount herein which is so indicated. Any increase in the shares, or the right to acquire shares, as the result of such an adjustment shall be subject to the same terms and conditions that apply to the Benefit for which such increase was received. No fractional shares of Common Stock shall be issued under the Plan on account of any such adjustment, and rights to shares always shall be limited after such an adjustment to the lower full share.

12.	Amendment of the Plan.

Except as provided below, the Board of Directors of the Company may at any time amend the Plan (including the provisions of the Employee Stock Purchase Plan); provided, the Board may not, without approval (within twelve months before or after the date of such change) of such number of the stockholders as may be required by either federal income tax or securities law for any particular amendment: (a) increase the maximum number of shares of Common Stock in the aggregate which may be issued under the Plan, except as may be permitted under the adjustment provisions of Section 11, or (b) adopt any other amendment for which shareholder approval is required by federal income tax or securities laws. The Board of Directors may not alter or impair any Benefit previously granted under the Plan without the consent of the person to whom the Benefit was granted.

If required to qualify the Plan under Rule l6b-3, no amendment to the Plan shall be made more than once every six months that would change the amount, price or timing of any Benefits awarded by the terms of any formula contained in the Plan, other than to comport with changes in the Code, the Employment Retirement Income Security Act of 1974 (as amended), or the rules thereunder.

13.	Termination of the Plan.

The Plan shall continue in force until it is terminated by the Board of Directors. The Board of Directors may terminate or suspend the Plan (including the Employee Stock Purchase Plan) at any time. No Benefit shall be awarded after termination of the Plan. Rights and obligations under a Benefit awarded while the Plan is in effect shall not be altered or impaired by termination or suspension of the Plan except by consent of the person to whom the Benefit was awarded.

14.	Withholding Tax.

The Company shall have the right to withhold with respect to any payments made to Participants under the Plan any taxes required by law to be withheld because of such payments.

15.	Rules of Construction.

The terms of the Plan shall be construed in accordance with the laws of the State of Missouri; provided, that the terms of the Plan as they relate to Incentive Stock Options shall be construed first in accordance with the meaning under and in a manner that will result in the Plan satisfying the requirements of the provisions of the Code governing incentive stock options; provided, further, that the terms of Section 8 of the Plan shall be construed first in accordance with the meaning under, and in a manner that will result in the Employee Stock Purchase Plan satisfying the requirements of, the Code governing such plans. The Plan is intended to qualify under Rule 16b-3 and shall be interpreted and administered in a manner consistent with such intention. Unless otherwise expressly provided, any calculation required by any provision of the Plan shall be rounded down to the nearest whole number. Any word contained in the text of the Plan shall be read in the singular or plural or as masculine, feminine or neuter as may be applicable or permissible in the particular context.

16.	Nontransferability.

Each Option or similar right (including a Stock Appreciation Right) granted under this Plan shall not be transferable other than by will or by the laws of descent and distribution, and shall be exercisable during the holder’s lifetime only by the holder or the holder’s guardian or legal representative.

17.	Effective Date.

The Plan originally became effective as of April 21, 1988. The Plan as currently revised and restated shall become effective on the date stated on the first page hereof.

CERTIFICATION

The undersigned hereby certifies that the foregoing A.G. Edwards, Inc. 1988 Incentive Stock Plan (as amended and restated) is restated in a form that reflects separate amendments thereto duly adopted by the Board of Directors of A.G. Edwards, Inc. and by the stockholders of A.G. Edwards, Inc., through __________.

IN WITNESS WHEREOF, the undersigned has executed this Certification as of __________.

Douglas L. Kelly, Secretary

Attachment B

A.G. Edwards, Inc.

2002 EMPLOYEE STOCK PURCHASE PLAN

(2005 Restatement)

1.	PURPOSE. The purpose of this A.G. Edwards, Inc. Employee Stock Purchase Plan is to provide eligible employees of A.G. Edwards, Inc. (the “Company”) and its subsidiaries the opportunity to acquire a proprietary interest in the Company through the purchase of Common Stock. It is intended that this Plan shall qualify as an Employee Stock Purchase Plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended.

2.	DEFINITIONS. As used in this Plan, the following terms have the following meanings:

(a)	“Board” means the Board of Directors of the Company.

(b)	“Code” means the Internal Revenue Code of 1986, as amended.

(c)	“Committee” means the Committee described in paragraph 12.

(d)	“Common Stock” means shares of common stock par value $1.00 per share of the Company, either authorized but unissued, or stock that has been issued previously but is held in the treasury of the Company, together with the Common Stock Purchase Rights (as described in the Rights Agreement, as amended) associated with such common stock.

(e)	“Company” means A.G. Edwards, Inc.

(f)	“Compensation” means, except as provided in the following sentence, the total amount paid to an Employee during a calendar year in the form of salary, commissions, overtime pay, finder’s fees and bonuses (including corporate executive bonus, merit bonus, institutional bonus, branch manager’s bonus or total production bonus); plus the amount of salary reduction as a result of an election pursuant to a plan or plans governed by Section 401(k), Section 132(f)(4) or Section 125 of the Code. Notwithstanding the above, Compensation shall not include: (1) amounts attributable to other sources such as, for example, contest awards, reimbursement of moving expenses, life insurance premiums, tuition reimbursements, and amounts attributable to stock options or restricted stock; or (2) any payment characterized as deferred compensation for purposes of Section 404 of the Code (either when earned or when paid).

(g)	“Employee” means any individual who is employed by the Company or a Subsidiary.

(h)	“Fair Market Value” means the fair market value of one share of Common Stock as of a particular day, which shall generally be the mean between the high and the low price per share of Common Stock on the New York Stock Exchange, or such other valuation method determined by the Committee.

(c)	“Monthly Exercise Date” means the last business day of each month during an Offering Period in which the New York Stock Exchange is open.

(j)	“Offering Date” means the first business day of an Offering Period.

(k)	“Offering Period” means a twelve-consecutive month period beginning October 1, or other period designated by the Committee, during which an offer to purchase Common Stock is in effect under this Plan.

(l)	“Plan” means the A.G. Edwards, Inc. Employee Stock Purchase Plan, as it may be amended from time to time.

(m)	“Subsidiary” means any corporation, other than the Company in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain, owns stock possessing fifty percent (“50%”) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(n)	“Termination Date” means the first business day after the end of an Offering Period, or such other date specified in paragraph 15.

3.	ELIGIBILITY. Options awarded in accordance with the Plan shall be granted only to Employees. Each Employee shall be eligible to participate in offerings under the Plan subject to the limitations imposed by Section 423 of the Code and the limitations contained in this Plan.

Any provision of the Plan to the contrary notwithstanding, no Employee shall be granted an option:

(a)	if, immediately after the grant, such Employee would own shares of stock, possessing five percent (5%) or more of the total combined voting power of all classes of stock of the Company or of any Subsidiary; or

(b)	which permits such Employee the right to purchase shares which when combined with the rights under all other employee stock purchase plans (qualified under IRS code Section 423) of the Company and its Subsidiaries are in excess of $25,000 of Fair Market Value (determined on the first business day of the Offering Period) in any calendar year.

For purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an individual.

All Employees granted options shall have the same rights and privileges as required by Section 423(b)(5) of the Code.

4.	OFFERING DATES. It is contemplated that the Plan will be implemented by consecutive annual offerings. Each offering shall be authorized by the Board and shall commence on an Offering Date and shall end on a Termination Date. Only one offering may be in effect as to any individual at any one time. Participation in any offering under the Plan shall neither limit nor require participation in any other offering.

5.	PARTICIPATION IN THE PLAN.

(a)	All Employees shall be given notice of each annual offering within a reasonable time after determination to make such offering has been made by the Committee.

(b)	Participation in the Plan shall be limited to eligible Employees. To be eligible for an award, an Employee must be a full-time or part-time Employee (temporary Employees are not eligible) on the Offering Date and otherwise meet the requirements of the Plan. An eligible Employee may become a participant by filing a notice of his or her election to participate in the manner prescribed by the Committee.

(c)	A participant may discontinue his or her participation in the Plan as provided in paragraph 10 hereof or reduce his or her participation as provided under paragraph 8(b), but no other change can be made by the participant during an Offering Period.

6.	PAYROLL DEDUCTIONS.

(a)	At the time a participant files his or her notice of election to participate in the Plan the participant shall authorize the Company or Subsidiary by whom the participant is employed to withhold from his or her Compensation throughout the Offering Period the amount specified by the participant’s notice of election. Payroll deductions when authorized for a participant shall commence on the date when his or her authorization for payroll deduction becomes effective and shall end on the Termination Date of the Offering Period, unless sooner terminated by the participant as provided under paragraph 5(c) hereof.

(b)	Each such authorization shall direct the Company and/or the Subsidiary to withhold amounts through payroll deductions pursuant to the terms of the Plan. The amount to be withheld shall be a percentage of the participant’s Compensation in 1% increments not to exceed 10% of Compensation.

(c)	Funds accumulated under the Plan may be returned only pursuant to the terms of the Plan.

7.	GRANTING OF OPTION.

(a)	On the date when a participant’s notice of election to participate in the Plan becomes effective, the participant shall be granted an option to purchase shares of Common Stock, subject to paragraph 11.

(b)	The option price of shares that may be purchased hereunder shall be 95% of the Fair Market Value of the Common Stock on the Monthly Exercise Date.

8.	EXERCISE OF OPTION.

(a)	Unless a participant gives notice to the Company as hereinafter provided, the participant’s option for the purchase of shares of Common Stock will be exercised automatically on the Monthly Exercise Date for the purchase of the number of full shares the option price of which is covered by the funds accumulated for the participant with respect to the Offering Period.

(b)	By notice to the Company, a participant may cease his or her payroll deduction for future payroll periods. The amounts withheld on the participant’s behalf shall be used to purchase shares of Common Stock on the Monthly Exercise Date.

(c)	No option under the Plan shall be exercised prior to the close of business on the Monthly Exercise Date.

9.	PAYMENT AND DELIVERY. As soon as practicable after the Monthly Exercise Date, the Company will purchase for each participant that number of shares of Common Stock for which the participant has a sufficient amount from payroll deductions to fund the option price, based upon the formula price and limitations set forth in paragraphs 3, 7 and 11.

10.	WITHDRAWAL.

(a)	A participant may withdraw his or her notice of election to participate at any time by giving notice to the Company. Amounts withheld prior to such notice will not be returned except to the extent such withholdings if used would cause the participant to violate the Plan or the option, or to the extent such withholdings would be returned if participant were an active employee. All of the participant’s payroll deductions withheld under the Plan will be exercised automatically on the Monthly Exercise Date per paragraph 8. No further payroll deductions will be made, and the participant may not thereafter participate in the offering then in effect.

(b)	If a participant’s employment is terminated, all of the participant’s payroll deductions withheld under the Plan will be exercised automatically on the Monthly Exercise Date per paragraph 8. The participant will not be eligible to continue participation in the offering then in effect. Payroll deductions withheld but not used to purchase shares due to compliance with annual maximum share limit, will be returned to participant.

(c)	A participant’s withdrawal will not have any effect upon the participant’s eligibility to participate in succeeding offerings or in any similar plan which may hereafter be adopted by the Company.

11.	STOCK.

(a)	The shares to be sold to participants under the Plan may, at the election of the Company, be either treasury shares or shares to be originally issued for such purpose. Not withstanding anything in the Plan to the contrary, the maximum number of shares which shall be made available for sale under the Plan shall be 9,625,000 shares (subject to adjustment as provided in paragraph 15) and not more than 1,875,000 shares will be available for sale during any one Offering Period (subject to adjustment as provided in paragraph 15 hereof). If the total number of shares for which options are to be granted on any date in accordance with paragraph 7 exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available in as nearly a uniform manner as shall be practicable and the excess payroll deductions which have been made pursuant to the authorization therefore shall be returned to the respective participants.

(b)	No participant shall have any interest in shares covered by an option until such option has been exercised, the shares have been fully paid for, and shall have been issued by the Company.

12.	ADMINISTRATION.

(a)	The Plan shall be administrated by a Committee (the “Committee”). The Committee shall be the Compensation Committee of A.G. Edwards & Sons, Inc., until and unless another committee is appointed by the Board of Directors.

(b)	The Committee shall have full authority to make, administer, and interpret such rules and regulations and to promulgate such forms as it deems necessary to administer the Plan, and any determination, decision, or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final and conclusive, and binding upon all participants and any and all persons claiming under or through any participant.

13.	DESIGNATION OF BENEFICIARY. A participant may file a written designation of a beneficiary who is to receive any shares, cash, or cash and shares, to the participant’s credit under the Plan in the event of such participant’s death prior to delivery to him or her of such shares or cash. Such designation of beneficiary may be changed by the participant at any time by written notice. Upon the death of the participant and upon receipt by the Company of proof of the identity and existence of a beneficiary validly designated by the participant under the Plan, the Company shall deliver such shares to such beneficiary and amounts accumulated on the participant’s behalf through payroll deductions.

14.	RESTRICTIONS ON TRANSFERABILITY. Except as provided in paragraph 13, neither payroll deductions to a participant’s credit under the Plan nor any rights with regard to the exercise of an option to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the participant other than by will or the laws of descent and distribution. Any such attempted assignment, transfer, pledge or other disposition shall be without effect. A participant’s rights and all options granted under the Plan shall only be exercisable during his or her lifetime by such participant.

15.	CHANGES IN CAPITALIZATION AND CHANGE IN CONTROL.

(a)	In the event of reorganization, recapitalization, stock split, stock dividend, combination of shares, offerings of rights or any other change in the structure of the Common Stock of the Company, the Committee may make such adjustment, if any, as it may deem appropriate in the number, kind, and the subscription price of shares available for purchase under the Plan, and in the number of shares which an Employee is entitled to purchase.

(b)	Subject to paragraph 19, a Termination Date shall occur as to any offering then in effect on a date of a Change in Control. For this purpose, a Change in Control shall mean the occurrence of any of the following events without the prior approval of the Board:

(i)	a merger, consolidation or reorganization of the Company in which the Company does not survive as an independent entity;

(ii)	a sale of all or substantially all of the assets of the Company;

(iii)	the first purchase of shares of Common Stock of the Company pursuant to a tender or exchange offer for more than 20% of the Company’s outstanding shares of Common Stock;

(iv)	any change in control of a nature that, in the opinion of the Board, would be required to be reported under the federal securities laws; provided that such a change in control shall be deemed to have occurred if (a) any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute a majority thereof unless the election of any director, who was not a director at the beginning of the period, was approved by a vote of at least 70% of the directors then still in office who were directors at the beginning of the period.

16.	TERMINATION OF EMPLOYEE’S RIGHTS OF PARTICIPATION. Except as provided herein, an Employee’s right to participate in the Plan shall terminate upon the termination of such Employee’s employment by the Company or its Subsidiaries for any reason including retirement.

17.	AMENDMENT OR TERMINATION. The Board may at any time terminate, withdraw, suspend, modify or amend the Plan. No such termination may affect options previously granted, nor may an amendment make any change in any option theretofore granted which would adversely affect the rights of any participant, nor may an amendment be made without the prior approval of the stockholders of the Company if such amendment requires the sale of more shares than are authorized under paragraph 11 of the Plan, as adjusted as provided in paragraph 15. Although it is presently contemplated that offerings will be made under the Plan each year during the term of the Plan, the Company shall not be obligated to any Employee or other person whatsoever to make any offering under the Plan, or having made any offering or offerings, to make any further offering or offerings under the Plan.

18.	NOTICES. All notices or communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received by the Human Resources Department of the Company or when received in the form specified by the Company at the location, or by the person designated by the Company for the receipt thereof.

19.	STOCKHOLDER APPROVAL. The Plan has been adopted by the Board of Directors of the Company as of April 18, 2002 and is subject to the approval of the holders of the Common Stock of the Company within twelve months after its adoption by the Board of Directors. No offering under the Plan shall be made until and unless such stockholder approval is obtained.

The Plan as restated by this 2005 Restatement shall apply to Offering Periods beginning October 1, 2004.

20.	APPLICATION OF FUNDS. All proceeds received by the Company from the sale of Common Stock under the Plan will be used for general corporate purposes.

21.	GOVERNING LAW. This Plan and all agreements entered into under the Plan shall be construed in accordance with and shall be governed by applicable provisions of federal law and by the substantive laws of the State of Missouri, other than conflicts of law principles.

Attachment C

A.G. EDWARDS, INC.

NON-EMPLOYEE DIRECTOR STOCK COMPENSATION PLAN

MARCH 1, 2005 RESTATEMENT

Name of Plan.  This plan shall be known as the “A.G. Edwards, Inc. Non-Employee Director Stock Compensation Plan” (the “Plan”).

Purpose of Plan.  The purpose of this Plan is to increase the ownership interest in A.G. Edwards, Inc., a Delaware corporation (the “Company”), by Non-Employee Directors whose services are considered essential to the Company’s continued progress and to provide a further incentive to serve as directors of the Company.

Effective Date and Term.  This Plan was adopted March 1, 2002, amended and restated effective March 1, 2003, and amended and restated effective March 1, 2005, subject to approval at the annual meeting of stockholders in June, 2005 (the “Effective Date”). This Plan shall remain in effect until the earlier of: (i) termination of the Plan by the Board or (ii) no shares of Common Stock remain available under the Plan.

Definitions.  The following terms shall have the meanings set forth below:

“Annual Meeting” means an annual meeting of the stockholders of the Company.

“Board” means the Board of Directors of the Company.

“Common Stock” means the Company’s common stock, par value $1.00 per share.

“Non-Employee Director” means any director of the Company who is not currently an employee or an officer of the Company, or any subsidiary of the Company.

“One-half of the Annual Compensation” shall be the amount certified each year by the Corporate Secretary for a Non-Employee Director as one-half of the expected compensation to be paid to the Non-Employee Director for the fiscal year if the Non-Employee attends each regularly scheduled meeting of the Board of Directors of the Company, of each committee of which the Non-Employee Director is a member and of the Board of Directors of the brokerage company subsidiary.

“Plan Year” means the Company’s fiscal year (currently, commencing on March 1 of any given calendar year and ending on the day before the next succeeding fiscal year).

The “Value” of a share of Common Stock as of any given date means the closing price of a share of Common Stock reported on the New York Stock Exchange for such day, or, if shares of Common Stock were not traded on the New York Stock Exchange on such date, then on the next preceding date on which such shares were traded.

Awarded in Common Stock.  One-half of the Annual Compensation for each Non-Employee Director (unless such Non-Employee Director is excluded from participation hereunder by the Board) shall be awarded in Common Stock, the Value of which shall be determined as of the first business day of July during the applicable Plan Year. If any Non-Employee Director is appointed during a Plan Year after July 1 then such portion shall be awarded in Common Stock, the Value of which shall be determined as of the first business day of the first calendar month following such Non-Employee Director’s appointment to the Board (unless such Non-Employee Director is excluded from participation hereunder by the Board). If the number of shares of Common Stock to be awarded includes a fractional share, such number shall be rounded down to the nearest whole number of shares. Upon award, a Non-Employee Director shall have the rights as a stockholder with respect to any shares of Common Stock awarded and adjustments shall be made for dividends, ordinary or extraordinary (whether in cash or securities or property), or other distributions, or other rights in respect of such shares. Any Non-Employee Director who is determined by the Board to not be entitled to any amount previously awarded may be required to forfeit the amount as determined by resolution of the Board.

Delivery of Shares, Voting and Other Rights.

(a)   For 2005 and Prior Fiscal Years. Subject to Section 7 and Section 9, at the end of a Non Employee Director’s service as a Non Employee Director, the Company shall deliver all awarded but previously undelivered shares of Common Stock as soon as practicable by either: (i) delivery of certificate(s) representing such shares or (ii) book entry reflecting deposit of such shares into an account for the benefit of such Non-Employee Director. A Non-Employee Director shall become the holder of record of the shares of Common Stock upon delivery. A Non-Employee Director may request delivery of Common Stock awarded during any previous fiscal year. Requests received from January 1 through June 30 will delivered in the following January. Requests received from July 1 through December 31 will be delivered in the seventh month following the request.

(b)   For 2006 and Subsequent Fiscal Years. Subject to Section 7 and Section 9, the Company shall deliver shares of Common Stock as soon as practicable after determination of the award pursuant to Section 7 each year by either: (i) delivery of certificate(s) representing such shares or (ii) book entry reflecting deposit of such shares into an account for the benefit of such Non-Employee Director. A Non-Employee Director shall become the holder of record of the shares of Common Stock upon delivery. A Non-Employee Director who owns shares of common stock of A.G. Edwards, Inc. at least equal in value to 300% of the expected annual compensation for Non-Employee Directors may receive his or her entire annual compensation in cash at the election of the Non-Employee Director by notice to the Company. The expected annual compensation for purposes of the prior sentence shall be two times One-half of the Annual Compensation, as defined in Section 4, and the value of shares owned shall be based on the annual Value determined as defined in Section 7.

Tax Withholding.  The Company shall have the right to require, prior to the delivery of any shares of Common Stock pursuant to this Plan, that a Non-Employee Director make arrangements satisfactory to the Company for the withholding of any taxes required by law to be withheld with respect to the delivery of such shares, including without limitation by withholding from any other payment due to the Non-Employee Director or by a cash payment to the Company by the Non-Employee Director.

No Trust or Fund Created.  This Plan shall not create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its subsidiaries and a Non-Employee Director or any other person or entity. To the extent that any person acquires a right to receive payments from the Company or any of its affiliates pursuant to this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company or any of its subsidiaries.

General Restrictions.  Notwithstanding any other provision of this Plan, the Company shall not be required to deliver any shares of Common Stock under this Plan prior to fulfillment of all of the following conditions:

Any registration or other qualification of such shares under any state, federal, or foreign law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Board shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

Nothing contained in this Plan shall prevent the Company from adopting other or additional compensation arrangements for Non-Employee Directors.

All shares of Common Stock issued under this Plan must be held by the Non-Employee Director for at least six months after receipt unless the transaction under which such shares were issued is exempt under Rule 16b-3 under the Securities Exchange Act of 1934 from Section 16(b) of the Securities Exchange Act of 1934.

Shares Available.  Subject to Section 11 below, up to 30,000 shares of Common Stock may be awarded under the Plan, subject to adjustment for stock dividends, stock splits and similar recapitalization events. In no event may the number of shares available hereunder exceed one percent of the number of shares of Common Stock or one percent of the voting power outstanding before issuance. Shares of Common Stock awarded under the Plan may be taken from newly issued, treasury shares of the Company or purchased on the open market.

Termination and Amendment.  The Board shall have the power to amend or to terminate this Plan. All questions of interpretation of this Plan shall be determined by the Board and such determination shall be final and binding upon all persons having an interest in this Plan.

No Right to Re-Election.  Nothing in this Plan shall be deemed to create any obligation on the part of the Board to nominate any Non-Employee Director for re-election by the Company’s stockholders or to limit the rights of the stockholders to remove any director.

Governing Law.  This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Missouri, without giving effect to the choice or conflicts of laws rules thereof.

CERTIFICATION

The undersigned hereby certifies that the foregoing is a true, correct and complete copy of the A.G. Edwards Non-Employee Director Stock Compensation Plan, duly adopted by the Board of Directors, and in full force and effect as of ____________, 2005, subject to approval by the stockholders at the Annual Meeting of stockholders on June 23, 2005.

Douglas L. Kelly, Secretary

A.G. Edwards, Inc.
One North Jefferson Avenue
St. Louis, MO 63103

Proxy Statement and Notice of Annual Meeting of Stockholders
Annual meeting to be held June 23, 2005.

P.O. BOX 11321
NEW YORK, NY 10203-0321

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by A.G. Edwards, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to A.G. Edwards, Inc. c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	AGEDW1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED.

A.G. EDWARDS, INC.

The Board of Directors recommends a vote FOR the selection of directors named herein and proposals 2, 3, 4 and 5.
Vote On Directors					For All ☐	Withhold For All ☐	For All Except ☐	To withhold authority to vote for a nominee, mark “For All Except” and write the nominee’s name on the line below.
1.	To elect two directors, each for a term of 3 years: Nominees: 01) Samuel C. Hutchinson, Jr. 02) Ronald J. Kessler

Vote On Proposal		For	Against	Abstain				For	Against	Abstain

2.	To approve an amendment to the Company’s 1988 Incentive Stock Plan to increase the number of shares of Common Stock available under the Plan;	☐	☐	☐	4.	To approve the Company’s Non-Employee Director Stock Compensation Plan; and		☐	☐	☐

3.	To approve an amendment to the Company’s 2002 Employee Stock Purchase Plan to increase the number of shares of Common Stock available under the Plan;	☐	☐	☐	5.	To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the fiscal year ending February 28, 2006.		☐	☐	☐

      Stockholders may vote these shares by using the telephone or the Internet by following the instructions on this proxy or may sign, date and return this proxy in the enclosed postage-paid business reply envelope. If you later desire to revoke your proxy, you may do so at any time before the voting at the meeting.

The signature on this Proxy should correspond exactly with stockholder’s name as printed below. In the case of joint tenancies, co-executors, or co-trustees, each should sign. Persons signing as Attorney, Executor, Administrator, Trustee or Guardian should give their full title.

	Change of Address or Comments Mark Here, and Note on Reverse Side.			☐

		Yes	No

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household		☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners, if applicable)	Date

May 16, 2005

Dear Stockholder:

      The Annual Meeting of Stockholders of  A.G. Edwards, Inc. (the “Company”), will be held at the headquarters of the Company, One North Jefferson Avenue, St. Louis, Missouri, 63103 on Thursday, June 23, 2005, at 10:00 a.m., local time.  At the meeting, stockholders will be asked to elect two directors, ratify the appointment of the independent auditors of the Company for the fiscal year ending February 28, 2006, consider and approve an amendment to the Company’s 1988 Incentive Stock Plan to increase the number of shares of the Company’s Common Stock available under such plan, consider and approve an amendment to the Company’s 2002 Employee Stock Purchase Plan to increase the number of shares of the Company’s Common Stock available under such plan, consider and approve the Company’s Non-Employee Director Stock Compensation Plan, and transact such other business as may properly come before the meeting.  Each of these matters, except the transaction of other business as properly comes before the meeting, is set forth in the accompanying Proxy Statement.

     It is important that these shares be represented at the meeting. Whether or not you plan on attending the meeting, please review the enclosed proxy materials and vote by telephone, the Internet or by completing the proxy form attached below and mailing the proxy form in the postage-paid envelope provided.

PLEASE VOTE BY TELEPHONE OR INTERNET AS EXPLAINED
ON THE REVERSE SIDE
OR
DETACH AND MARK THE PROXY, SIGN IT ON THE REVERSE AND RETURN IT IN THE
POSTAGE-PAID ENVELOPE ENCLOSED IN THIS PACKAGE.

▲    DETACH PROXY FORM HERE IF YOU ARE NOT VOTING BY TELEPHONE OR INTERNET    ▲

Proxy/Voting Instruction Card

This proxy is solicited on behalf of the Board of Directors of A.G. Edwards, Inc.
for the Annual Meeting on June 23, 2005.

     The undersigned stockholder of A.G. Edwards, Inc., a Delaware corporation (the “Company”), hereby appoints Robert L. Bagby and Douglas L. Kelly, or either of them, each with full power of substitution, proxies or proxy of the undersigned, to vote as indicated on the back of this card (and, in their discretion, upon other matters as may properly come before the meeting and any adjournments thereof), all the shares of Common Stock of the Company that the undersigned would be entitled to vote if personally present at the meeting of the stockholders of the Company, to be held on Thursday, June 23, 2005, at 10:00 a.m., local time, at the headquarters of the Company, One  North Jefferson Avenue, St. Louis, Missouri, and at any adjournments thereof, as indicated on the back of this card (and, in their discretion, upon other matters as may properly come before the meeting and any adjournments thereof), hereby revoking any proxy heretofore given.

     The shares represented by this proxy will be voted as specified in the spaces provided therefore on the back of this card or, if no such specification is made, it will be voted “FOR” the election of directors as named herein, proposal 2, proposal 3, proposal 4 and proposal 5.

Address/Comments:

If you noted Address Changes/Comments above, please check corresponding box on the reverse side.

A.G. EDWARDS, INC.
P.O. BOX 11321
NEW YORK, NY 10203-0321
(Continued, and to be signed and dated on reverse side.)